EXHIBIT 10.1

AGREEMENT REGARDING MASTER LEASES NO. 3

THIS AGREEMENT REGARDING MASTER LEASES NO. 3 (hereinafter, this “Agreement”) is dated as of the 11th day of November, 2016 (the “ARML Effective Date”), and is between VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”), and KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc. (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc. (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”).

RECITALS

A. Lessor and Tenant have heretofore entered into (1) that certain Second Amended and Restated Master Lease Agreement No. 1 (such agreement, as amended, is herein referred to as “ML1”) dated as of April 27, 2007, (2) that certain Second Amended and Restated Master Lease Agreement No. 2 (such agreement, as amended, is herein referred to as “ML2”) dated as of April 27, 2007, and (3) that certain Second Amended and Restated Master Lease Agreement No. 4 (such agreement, as amended, is herein referred to as “ML4”) dated as of April 27, 2007, (ML1, ML2 and ML4 are sometimes collectively referred to herein as “ML1-4”).

B. Contemporaneously herewith, Lessor and Tenant are entering into that certain Second Amended and Restated Master Lease Agreement No. 5 (such lease, as heretofore amended and as so amended and restated, is herein referred to as “ML5”; each capitalized term that is used in this Agreement and not otherwise defined shall have the same meaning herein as in ML5) dated as of the ARML Effective Date, and Ventas, Inc. is executing a Joinder to such Master Lease with respect to Facility No. 4614.

C. Lessor and Tenant previously entered into that certain Agreement Regarding Master Leases (“ARML1”) dated as of September 30, 2013 and that certain Agreement Regarding Master Leases (“ARML2”) dated as of December 31, 2014, each containing agreements relating to, and certain amendments of, each of ML1, ML2, ML4 and ML5 (each of ML1, ML2, ML4 and ML5 is referred to herein as a “Master Lease” and collectively as the “Master Leases”; each capitalized term that is used in this Agreement and not otherwise defined shall have the same meaning herein as in the Master Leases).

D. Lessor and Tenant desire to enter into this Agreement containing additional agreements relating to, and certain amendments of, each of the Master Leases.

NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Tenant hereby agree as follows:

1. Sale of Subject Facilities. Lessor and Tenant have agreed that Tenant shall have the option either to (a) purchase (the “Purchase Option”) from Lessor the Facilities identified on Exhibit A (such Facilities are herein referred to individually as a “Subject Facility” and collectively as the “Subject Facilities”) for the purchase prices listed on Exhibit A (such purchase prices, in aggregate, are the “Required Consideration”), or (b) renew the Master Lease as to the applicable Subject Facilities (the “Renewal Option”), each in accordance with the following terms and conditions:

1.1. Leases. Each Subject Facility shall remain leased under the applicable Master Lease identified on Exhibit A until the earlier of (i) the current expiration date of the Term of the applicable Master Lease as it applies to such Subject Facility, or (ii) the date such Subject Facility is sold in accordance with the terms of this Agreement (such earlier date, as it applies to a particular Subject Facility, is herein referred to as the “Applicable Subject Facility Termination Date”), at which time the applicable Master Lease shall terminate as it applies to such Subject Facility in accordance with the terms of this Agreement and Section 40.16 and the other terms of such Master Lease (in the event of any conflict in such terms, the terms of this Amendment shall control). Except as otherwise expressly provided in this Agreement, until the Applicable Subject Facility Termination Date for each Subject Facility, each of Lessor and Tenant shall remain obligated to perform their respective duties, liabilities and other obligations under the Master Lease relative to such Subject Facility. Notwithstanding the foregoing, (I) if any Subject Facility in ML1-4 is not purchased in a manner consistent with the terms contained in this Agreement on or before April 30, 2018, Tenant shall be deemed to have exercised the Renewal Option with respect to such Subject Facility and, accordingly, such Subject Facility shall immediately be transferred to ML5 pursuant to (x) Section 1.4 of ML5 and (y) Section 1 of the amendment (that is dated as of the ARML Effective Date) to the Master Lease that currently governs its tenancy, such that such Subject Facility will be in “Renewal Group 2” (as defined in ML5) and the numbered “Portfolio” under ML5 that corresponds to the number of the Master Lease that governed its tenancy prior to such transfer, and as a result of such transfer, the term of ML5 as it relates to such Subject Facilities shall expire on April 30, 2025, subject to any renewal rights for Renewal Group 2, and (II) if any Subject Facility in ML5 is not purchased in a manner consistent with the terms contained in this Agreement on or before April 30, 2018, Tenant shall be deemed to have exercised the Renewal Option with respect to such Subject Facility and, accordingly, such Subject Facility shall be subject to the applicable provisions of Section 19.6 of ML5. The foregoing shall occur automatically. At the request of Lessor or Tenant, the parties shall execute documentation to memorialize such change as provided in Sections 1.4 and 19.6 of ML5. Notwithstanding such move (whether or not it has been documented) all Base Rent escalations associated with such Subject Facilities required under ML5 to be made on or after May 1, 2018 shall be made on such dates in the full amounts required as if such Subject Facilities had been under ML5 for a full year prior to being transferred.

1.2. PSAs. At any time (and from time to time) on or before the date 30 days’ prior to October 31, 2018 (the “Final Closing Date”), Tenant may notify (a “Purchase Notice”) Lessor that it desires to purchase a Subject Facility from Lessor on a specified closing date (which may be no earlier than the date 30 days after the date of such notice and no later than the Final Closing Date, and must be a Business Day). Following such notice, on the Closing Date validly specified in such notice, Tenant and Lessor shall enter into a Purchase and Sale Agreement (the “PSA”) with respect to such Subject Facility in the form of Exhibit B-1 (or Exhibit B-2 for Subject Facilities identified on Exhibit A as being ground leased). The PSA

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shall have bracketed information filled in as specified on Exhibit A in the line for the applicable Subject Facility and shall provide for such closing date (“Closing Date”) as was validly specified in Tenant’s notice. Tenant shall provide non-binding monthly updates (at times and via means mutually and reasonably satisfactory to Lessor and Tenant) to Lessor concerning (i) the status of its efforts to find third party buyers for the Subject Facilities, (ii) any Subject Facilities for which it believes it is likely to send a Purchase Notice in the next 60 days, and (iii) any other information relating to the marketing process of the Subject Facilities reasonably requested by Lessor. In the case of any Subject Facility that is subject to an Existing IGT Agreement (as defined in ML5), Lessor and Tenant agree that the giving of a Purchase Notice relative to such Subject Facility shall constitute a notice from Tenant to Lessor that Tenant is exercising its rights under the applicable Management Agreement (as defined in the applicable Existing IGT Agreement) to terminate such Management Agreement and shall satisfy the advance notice to Lessor requirement that is set forth in the first sentence of Section 4.3(a)(5) of the applicable Existing IGT Agreement (and shall also satisfy any related advance notice to Lessor requirement in the applicable Existing IGT Agreement with respect to termination of the related Sublease (as defined in the applicable Existing IGT Agreement)).

1.3. Encumbrances; Title Cooperation; Diligence Items.

1.3.1. Encumbrances. Prior to the Closing Date for any Subject Facility, Lessor shall not (a) on or after the date hereof, encumber such Subject Facility with a fee mortgage or with any other encumbrance (other than any encumbrance that constitutes a Permitted Encumbrance under the applicable Master Lease and is not a Superior Lease or a Facility Mortgage or other lien created by Lessor or its agents or employees), unless Lessor agrees to remove, and actually does remove, any such mortgage, or any such other encumbrance, from title prior to or as of the closing date of the sale of such Subject Facility, or (b) fail to use commercially reasonable efforts to remove from title any fee mortgage, or any memorandum of lease relating to a lease with Tenant and/or its Affiliate, that was created prior to the date hereof and remains unreleased in the public records.

1.3.2. Provision of Documents. In connection with the sale of one or more Subject Facilities, Lessor shall:

(i) provide such documents reasonably required by the title insurer (the “Title Company”) with respect to the Subject Facility to establish the authority of Lessor to enter into and close the PSAs and the transactions thereunder;

(ii) use commercially reasonable efforts to provide such documents reasonably required by the Title Company with respect to the Subject Facility to delete from Tenant’s (or its designee’s) title policy or affirmatively insure over (1) any fee simple mortgages (or leasehold mortgages in the case of ground leased Subject Facilities) or other monetary encumbrances placed against the Subject Facility by Lessor and for which Tenant is not responsible to pay under the terms of the Master Lease and (2) any memorandum of lease that is of record relative to the Subject Facility (provided Tenant and any other necessary parties have also executed such documents); and

(iii) provide a duly executed owner’s affidavit and gap indemnity substantially similar to the Form of Seller’s Affidavit attached as Exhibit F to the form of PSA attached hereto as Exhibit B-1 (or Exhibit B-2 for Subject Facilities identified on Exhibit A as being ground leased), or in such other customary form as may reasonably be required by the title company to issue the title policy with respect to the Subject Facility; provided, that if the title company is not First American Title Insurance Company (despite Tenant having used commercially reasonable efforts to use First American Title Insurance Company), then Tenant shall (x) reimburse Lessor for any reasonable out-of-pocket costs incurred by Lessor in connection with the negotiation of the alternative form of owner’s affidavit and gap indemnity with the title company and (y) defend, indemnify and hold harmless Lessor for any loss, damage, cost or liability (including, without limitation, reasonable attorneys’ fees and expenses) incurred or suffered by Lessor under the foregoing and for which Lessor would not have been liable under the form attached hereto as Exhibit F (and Tenant agrees that any amounts expended or liabilities incurred by Tenant under subsections (x) and (y) above shall be borne by Tenant).

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1.3.3. Information. In connection with the sale of one or more Subject Facilities, as soon as practicable (or promptly after Lessor’s receipt of Tenant’s request), Lessor shall deliver or cause to be delivered to Tenant: (i) any survey (including any ALTA survey) of the Subject Facility currently in Lessor’s possession; and (ii) any soil or environmental reports with respect to the Subject Facility dated after the date three years prior to the ARML Effective Date, that are in Lessor’s possession. Tenant agrees that any of the above materials provided by Lessor or Lessor’s agents or brokers to Tenant are provided for illustrative purposes only, and are not warranted by Lessor as to accuracy, completeness, reliability or in any other manner.

1.3.4. Contacting Ground Lessors. Tenant may contact any ground lessor of a Subject Facility to discuss consent to, or documentation for, an assignment of such ground lease pursuant to a PSA, provided Tenant shall (i) copy Lessor on all written communications with respect thereto and (ii) afford Lessor a reasonable opportunity to participate in any non-written communications with respect thereto. Tenant shall defend, indemnify and hold harmless Lessor for any loss, damage, cost or liability (including, without limitation, reasonable attorneys’ fees and expenses) incurred or suffered by Lessor as a result of any such contact and/or communications.

1.3.5. 1031 Cooperation. Each of Tenant and Lessor recognizes and understands that this transaction may be part of a contemplated “like kind” exchange for the other under §1031 of the Internal Revenue Code (the “Exchange”). As such, each agrees to cooperate with the other (including a proposed nominee of Tenant under the PSA) in effectuating the Exchange, which cooperation may include the execution of documents (as contemplated in the PSA) and the taking of other reasonable action, as is necessary to accomplish the Exchange; provided, however, that party not doing the Exchange (the “Cooperating Party”) shall not be required to assume any additional expense or liability in connection with, or as part of its cooperation with, the Exchange.

1.3.6. Other Cooperation. Lessor shall cooperate with Tenant (and any proposed nominee under a PSA) to the extent specific reasonable requests therefor are made

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by Tenant with respect to (i) required regulatory filings or submissions relating to the transfer of a Subject Facility, and (ii) in connection with inquiries by any regulatory authority with respect to such transfer, provided that Lessor shall not be obligated to incur any out-of-pocket expense in connection with such cooperation. Tenant shall defend, indemnify and hold harmless Lessor for any loss, damage, cost or liability (including, without limitation, reasonable attorneys’ fees and expenses) incurred or suffered by Lessor as a result of any such cooperation.

1.4. Nature of Obligations. On or promptly following the ARML Effective Date, Tenant shall publicly announce its intent to dispose of all the skilled nursing facilities (“SNFs”) that it or its affiliates operate. Tenant shall use its best efforts to find a buyer (which may, for the avoidance of doubt, include Tenant or an affiliate) as soon as possible for each of its SNFs, such that Tenant would be able give a notice under Section 1.2 with respect thereto in anticipation of the sale to such buyer. If any of the Subject Facilities fail to sell pursuant to the terms of this Agreement by October 31, 2018, (i) Tenant shall have no further right to purchase such Subject Facilities (including by giving a notice under Section 1.2), (ii) Tenant shall immediately cease any marketing activities with respect to such Subject Facilities, (iii) the limitations on assignments and changes of control from ML1, ML2 and ML4 shall continue to apply to such Subject Facilities and/or Tenant and its affiliates as more particularly described in Section 25.1.13 of ML5, and (iv) all other provisions in ML5 that are conditioned on the sale of all the Subject Facilities shall never apply (based on such condition not having been satisfied).

1.5. Possible Advance Payment of Required Consideration. Lessor and Tenant shall work in good faith to permit Tenant to pay the Required Consideration in advance of the closing of the sales of all of the Subject Properties such that the unsold Subject Properties for which such payment is made would remain leased (without the payment of base rent) to Tenant until sold and certain other provisions of the Master Leases that are linked to a sale of all of the Subject Properties (e.g., the amendments under Section 25.1.13 of ML5 that occur upon the ARML No. 3 Payment Date) would apply immediately and automatically upon Lessor’s receipt of the Required Consideration rather than upon the sale of such Subject Properties.

2. ML1, ML2, ML4 Termination. Upon the purchase of all Subject Facilities under a Master Lease by Tenant, the transfer of all Subject Facilities under a Master Lease to ML5, and the payment to Lessor of the Required Consideration with respect to all Subject Facilities under a Master Lease, such Master Lease shall automatically terminate and be of no further force and effect, except for such obligations as survive such termination under the terms of such Master Lease, which obligations shall remain in full force and effect.

3. Lessor Costs. Tenant shall pay, as Additional Charges, on behalf of Lessor, or reimburse Lessor for, any and all actual reasonable out-of-pocket costs or expenses paid or incurred by Lessor, including, without limitation, reasonable attorneys’ fees, in connection with the negotiation and administration of this Agreement and the PSAs and the transactions thereunder.

4. Remedies. The parties shall have all remedies at law and in equity for any default under this Agreement. In addition, any default under this Agreement shall be deemed to be a default under each of the Master Leases.

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5. Miscellaneous.

5.1. Conflict; Unified Commercial Operating Lease. In the event of a conflict between the Master Leases and this Agreement, this Agreement shall control in all events. Except as set forth in this Agreement, the Master Leases shall remain in full force and effect. It is acknowledged and agreed that, except as otherwise expressly provided herein or in the Master Leases, the inclusion of each of the Leased Properties (as defined in its respective Master Lease) on a continuing basis in the Master Lease under which it is demised is an essential element of the leasing transaction described in such Master Lease for Lessor, and that, except as otherwise expressly provided herein or in the Master Leases, Lessor shall not be obligated and may not be required to lease to Tenant less than all of the Leased Properties demised pursuant to the applicable Master Lease. It is further acknowledged and agreed that each Master Lease is not a residential lease within the meaning of the U.S. Bankruptcy Code, as amended, and that each Master Lease is an operating lease, and not a capital lease, for all accounting, tax and legal purposes.

5.2. Counterparts; Facsimile. This Agreement may be executed in one or more counterparts, and signature pages may be delivered by facsimile or electronic mail, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.3. Integration. This Agreement, the Master Leases, ARML1 and ARML2 contain the entire agreement between Lessor and Tenant with respect to the subject matter hereof. No representations, warranties or agreements have been made by Lessor or Tenant except as set forth in this Agreement, the Master Leases, ARML1 and ARML2.

5.4. Severability. If any term or provision of this Agreement is to be invalid or unenforceable, such term or provision shall be modified as slightly as possible so as to render it valid and enforceable; if such term or provision, as modified, shall be held or deemed invalid or unenforceable, such holding shall not affect the remainder of this Agreement and same shall remain in full force and effect.

5.5. Subject to Law. This Agreement was negotiated in the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. In all respects, the law of the State of New York shall govern the validity of and enforceability of the obligations of the parties set forth herein, but the parties hereto will submit to jurisdiction and the laying of venue for any suit on this Agreement in the Commonwealth of Kentucky.

5.6. Waivers. No waiver of any condition or covenant herein contained, or of any breach of any such condition or covenant, shall be held or taken to be a waiver of any subsequent breach of such covenant or condition, or to permit or excuse its continuance or any future breach thereof or of any condition or covenant herein.

5.7. Binding Character. This Agreement shall be binding upon and shall inure to the benefit of the heirs, successors, personal representatives, and permitted assigns of Lessor and Tenant.

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5.8. Modification. This Agreement may be only be modified by a writing signed by both Lessor and Tenant.

5.9. Forbearance. No delay or omission by any party hereto to exercise any right or power accruing upon any noncompliance or default by any other party hereto with respect to any of the terms hereof shall impair any such right or power or be construed to be a waiver thereof.

5.10. Headings and Captions. The headings and captions of the sections of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

5.11. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

5.12. Coordinated Disclosures. The parties hereto shall cooperate with respect to any disclosures of information concerning this Agreement and the transactions contemporaneous herewith, and shall share such disclosures with the other parties a reasonable period of time prior to making such disclosures in order to facilitate such cooperation.

5.13. Authority. The parties represent and warrant to each other that each of them, respectively, has full power, right and authority to execute and perform this Agreement and all corporate action necessary to do so has been duly taken. In order to induce Lessor to enter into this Agreement, Tenant hereby represents and warrants to Lessor that Tenant’s entry into this Agreement does not require that any consent or approval first be obtained from any lender of Tenant or its Affiliates.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware
corporation formerly known as Vencor, Inc.

By:	/S/ CRISTINA E. O’BRIEN

Name:	Cristina E. O’Brien

Its:	Vice President, Real Estate Counsel

TENANT:

KINDRED HEALTHCARE OPERATING, INC.,
a Delaware corporation formerly known as Vencor
Operating, Inc.

By:	/S/ CRISTINA E. O’BRIEN

Name:	Cristina E. O’Brien

Its:	Vice President, Real Estate Counsel

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

	By:	/S/ BRIAN K. WOOD

	Name:	Brian K. Wood

	Its:	Senior Vice President and Chief Tax Officer

Acknowledgments

STATE OF	Kentucky)

COUNTY OF	Jefferson)

This 11th day of November, 2016, personally came before me Michele Jacobus, a Notary Public in and for said County and State, Cristina E. O’Brien, who being by me duly sworn, says that he/she is the Vice President, Real Estate Counsel of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him/her on behalf of such corporation by its authority duly given. And the said Cristina E. O’Brien acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 11th day of November, 2016.

/S/ MICHELE JACOBUS

Notary Public

My Commission Expires:

July 31, 2019

[Notarial Stamp/Seal]

STATE OF	Kentucky)

COUNTY OF	Jefferson)

This 11th day of November, 2016, personally came before me Michele Jacobus, a Notary Public in and for said County and State, Cristina E. O’Brien, who being by me duly sworn, says that he/she is the Vice President, Real Estate Counsel of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him/her on behalf of such corporation by its authority duly given. And the said Cristina E. O’Brien acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 11th day of November, 2016

/S/ MICHELE JACOBUS

Notary Public

My Commission Expires:

July 31, 2019

[Notarial Stamp/Seal]

STATE OF	Kentucky)

COUNTY OF	Jefferson)

This 10th day of November, 2016, personally came before me Robin R. Cherry, a Notary Public in and for said County and State, Brian K. Wood, who being by me duly sworn, says that he is the Senior Vice President and Chief Tax Officer of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Brian K. Wood acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

WITNESS my hand and notarial stamp/seal this 10th day of November, 2016.

/S/ ROBIN R. CHERRY

Notary Public

My Commission Expires:

Sept. 5, 2020

[Notarial Stamp/Seal]

EXHIBIT A

Subject Facilities

ID	Facility Name	Address	Lease	Purchase Price
111	Rolling Hills	3625 Saint Joseph Road, New Albany, Indiana 47150	2	$21,551,930
113	Southwood	2222 Margaret Avenue, Terre Haute, Indiana 47802	5	$33,602,942
114	Arden	16357 Aurora Avenue North, Seattle, Washington 98133	1	$10,391,696
131	Harrison	150 Beechmont Drive, Corydon, Indiana 47112	5	$26,855,964
146	Rose Manor	4230 North Roxboro Road, Durham, North Carolina 27704	4	$17,025,595
150	Tunnell Center	1359 Pine Street, San Francisco California, 94109	1	$35,829,636
167	Canyonwood	2120 Benton Drive, Redding, California 96003	1	$16,654,885
168	Lakewood	11411 Bridgeport Way Southwest, Tacoma, Washington 98499	5	$7,444,156
180	Vancouver	400 E. 33rd Street, Vancouver, Washington 98663	1	$8,656,673
198	Harrington	160 Main Street, Walpole, Massachusetts 02081	5	$18,307,822
209	Valley View	333 W. Mishawaka Road, Elkhart, Indiana 46517	4	$21,583,509
213	Wildwood	7301 E. 16th Street, Indianapolis, Indiana 46219	5	$34,277,727
218	Canyon West	2814 Indiana Avenue South, Caldwell, Idaho 83605	1	$19,779,741
221	Lewiston	3315 8th Street, Lewiston, Idaho 83501	1	$21,290,594
222	Nampa	404 N. Horton Street, Nampa, Idaho 83651	2	$15,784,689
223	Weiser	331 E. Park Street, Weiser, Idaho 83672	2	$8,387,680
225	Aspen Park	420 Rowe Street, Moscow, Idaho 83843	4	$10,518,952
282	Maple	515 Greene Drive, Greenville Kentucky 42345	2	$15,210,742

294	Kokomo	429 W. Lincoln Road, Kokomo, Indiana 46902	2	$17,733,025
335	Lawton	1575 7th Avenue, San Francisco, California 94122	1	$21,094,027
350	Valley Gardens	1517 E. Knickerbocker Drive, Stockton, California 95210	4	$15,353,854
409	Mountain Valley	601 W. Cameron Avenue, Kellogg, Idaho 83837	1	$15,261,410
416	Park Place	1500 32nd. Street South, Great Falls, Montana 59405	1	$22,519,838
433	Parkview	200 North Oregon Street, Dillon, Montana 59725	1	$8,343,537
559	Birchwood Terrace	43 Starr Farm Road, Burlington, Vermont 05408	5	$15,463,153
573	Eagle Pond	1 Love Lane, South Dennis, Massachusetts 02660	5	$17,866,777
592	Greenbriar	55 Harris Road, Nashua, New Hampshire 03062	2	$41,816,918
694	Wedgewood	101 Potters Lane, Clarksville, Indiana 47129	5	$24,257,242
706	Henderson	280 S. Beckford Drive, Henderson, North Carolina 27536	2	$10,810,769
726	Elizabeth City	901 Halstead Boulevard, Elizabeth City, North Carolina 27909	2	$11,822,529
745	Aurora	10201 E. Third Avenue, Aurora, Colorado 80010	1	$9,839,765
780	Columbus	2100 Midway, Columbus, Indiana 47201	2	$37,128,746
825	Nansemond Pointe	200 West Constance Road, Suffolk, Virginia 23434	5	$31,422,686
829	River Pointe	4142 Bonney Road, Virginia Beach, Virginia 23452	5	$19,769,568
842	Bay Pointe	1148 First Colonial Road, Virginia Beach Virginia 23454	2	$13,131,643
1228	Lafayette	110 Brandywine Boulevard, Fayetteville, Georgia 30214	5	$23,209,580

EXHIBIT B-1

Form of Purchase and Sale Agreement (No Ground Lease)

AGREEMENT FOR SALE OF REAL ESTATE

(«ID»)

BETWEEN

VENTAS REALTY, LIMITED PARTNERSHIP

AND

KINDRED HEALTHCARE, INC.

AND

KINDRED HEALTHCARE OPERATING, INC.

AGREEMENT FOR SALE OF REAL ESTATE («ID»)

This AGREEMENT FOR SALE OF REAL ESTATE («ID») (“Agreement”) is made on             , 20     (the “Effective Date”) between VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (“Seller”) and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (“Kindred”) and KINDRED HEALTHCARE, INC., a Delaware corporation (together with Kindred, collectively, “Purchaser”).

1. Purchase and Sale. Seller agrees to sell, and Purchaser agrees to purchase from Seller, the Property, as hereinafter defined, for the Purchase Price, as hereinafter defined, and subject to the terms and conditions set forth in this Agreement.

2. Purchase Price. The purchase price (the “Purchase Price”) for the Property shall be $«Purchase_Price».00.

3. Property. “Property” means all of Seller’s right, title and interest, if any, in (a) the land described on Exhibit A (the “Land”); (b) all easements and other related rights appurtenant to the Land (collectively, “Appurtenances”); and (c) all of the buildings, structures, fixtures and other improvements located on the Land (collectively, “Improvements”) known as «Name» with an address of «Address».

4. Master Lease. For the purposes of this Agreement, the “Master Lease” shall refer to that certain [                    ] Amended and Restated Master Lease Agreement No. «Lease», dated as of [                    ], by and between Seller, as lessor and Purchaser, as tenant, as amended from time to time (including, without limitation, pursuant to that certain Agreement Regarding Master Lease No. 3 dated as of November     , 2016 between Seller and Purchaser (“ARML3”)).

5. Intentionally Omitted.

6. Certain Representations and Warranties by Seller. Seller hereby represents and warrants to Purchaser that, as of the date hereof, (a) this Agreement has been duly authorized, executed and delivered by Seller and is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, (b) the execution and delivery of this Agreement by Seller does not violate any provision of any agreement or judicial order to which Seller is a party or to which Seller or, to the best of Seller’s knowledge, the Property is subject, (c) all the documents to be delivered by Seller at Closing will, at Closing, be duly authorized, executed and delivered by Seller (and/or, if applicable, its affiliates), will be the legal, valid and binding obligations of Seller (and/or, if applicable, its affiliates), and be enforceable against Seller (and/or, if applicable, its affiliates) in accordance with their respective terms, and the execution and delivery thereof will not violate any provision of any agreement or judicial order to which Seller (and/or, if applicable, its affiliates) is a party or, to the best of Seller’s knowledge, to which the Property is subject, (d) Seller has not entered into any agreement to sell all or any portion of the Property (other than to Purchaser, in certain limited circumstances as described in the Master Lease), (e) to the best of Seller’s knowledge, Seller is not required to obtain the consent to the Transactions hereby contemplated from any person or entity that is a party to a document of record affecting the Property, (f) within the past [125][to match applicable statutory period] days, no lienable repair, alteration, improvement, work, brokerage or service of any kind has been performed or materials supplied for or to the Property at Seller’s direction, except for such lienable repairs, alterations, improvements, work, brokerage or services as have been paid for by Seller or for which, by the terms of the Master Lease, Purchaser is obligated to reimburse Seller, and (g) there exists no judgment against Seller that is a lien against the Property (other than any such judgment as to which by the terms of the Master Lease or the 1998 Plan of Reorganization referenced therein or documents executed pursuant to such plan, Seller is entitled to be indemnified by Purchaser). All representations and warranties made by Seller in this Section 6 shall be true and correct on the date made and their continued validity as to any material fact as of the Closing Date shall be a condition precedent to Purchaser’s obligation to close the transactions contemplated by this Agreement and the Termination Agreement (as hereinafter defined) (collectively, the “Transactions”).

7. Certain Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows:

(a) As of the date hereof, (i) this Agreement has been duly authorized, executed and delivered by Purchaser and is the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, (ii) the execution and delivery of this Agreement by Purchaser does not violate any provision of any agreement or judicial order to which Purchaser is a party or to which Purchaser or, to the best of Purchaser’s knowledge, the Property is subject, (iii) all the documents to be delivered by Purchaser at closing will, at closing, be duly authorized, executed and delivered by Purchaser (and/or, if applicable, its affiliates), will be the legal, valid and binding obligations of Purchaser (and/or, if applicable, its affiliates), and be enforceable against Purchaser (and/or, if applicable, its affiliates) in accordance with their respective terms, and the execution and delivery thereof will not violate any provision of any agreement or judicial order to which Purchaser (and/or, if applicable, its affiliates) is a party or, to the best of Purchaser’s knowledge, to which the Property is subject, and (iv) to the best of Purchaser’s knowledge, and except as otherwise expressly provided herein, Purchaser is not required to obtain the consent of any ground lessor, lender or other person or entity to the Transactions hereby contemplated.

(b) Approvals. Except for those approvals that Purchaser has obtained, Purchaser is not required to obtain the consent to the Transactions hereby contemplated from any person or entity that is a party to a document of record affecting the Property.

All representations and warranties made by Purchaser in this Section 7 shall be true and correct on the date made and their continued validity as to any material fact as of the Closing Date shall be a condition precedent to Seller’s obligation to close the Transactions hereby contemplated.

8. Closing.

(a) Closing Date. The closing (“Closing”) of the sale of the Property hereunder shall occur on the date hereof (“Closing Date”).

(b) Closing. The Closing of the sale of the Property shall take place at 10:00 a.m. (Chicago time) at the office of Barack Ferrazzano Kirschbaum & Nagelberg LLP or at

2

another place mutually agreed upon by the parties, on the Closing Date. Notwithstanding the foregoing, the parties need not attend the Closing in person and shall have the right to close the transaction contemplated by this Agreement pursuant to written closing escrow instructions, so long as such instructions are consistent with the terms hereof.

(c) Seller Closing Documents. At the Closing, Seller shall execute and deliver to Purchaser the following documents:

(i) A duly executed and acknowledged original of the deed in favor of any nominee (the “Transferee”) of Kindred specified in advance by Kindred, in the form attached hereto as Exhibit B (the “Conveyance Document”), executed by Seller;

(ii) A certification of non-foreign status of Seller;

(iii) A Partial Lease Termination Agreement in the form of Exhibit C (the “Termination Agreement”), executed in counterpart by Seller;

(iv) If needed, a Termination of Memorandum of Lease in the form of Exhibit D (the “MOL Termination”), executed in counterpart by Seller;

(v) A duly executed original of the Bill of Sale and Assignment in the form of Exhibit E, in favor of Transferee, or, at the written request of Purchaser, in favor of any affiliate of Kindred and, if and to the extent Seller owns and possesses any of the “Personal Property” referenced therein, Seller shall deliver the same to Kindred or such affiliate(s); and

(vi) An affidavit and officer’s certificate, each in the form attached hereto as Exhibit F.

(d) Purchaser Closing Documents. At the Closing, Purchaser shall execute and deliver, or cause to be executed and delivered, to Seller the following documents:

(i) The Termination Agreement, executed in counterpart by Purchaser; and

(ii) If needed, the MOL Termination, executed in counterpart by Purchaser.

(e) Changes to Master Lease at Closing. At Closing, the Master Lease shall terminate with respect to the Property as described in ARML3, Section 40.16 of the Master Lease and the past practice of Seller and Purchaser. Following the Closing, at the request of either party hereto, the parties hereto shall execute and deliver to one another an Amendment to the Master Lease (the “Master Lease Amendment”) to reflect the changes to the Master Lease described in this Section 8(e).

(f) Amounts to be Paid at Closing. At the Closing, Purchaser shall pay to, or as directed by, Seller, by federally insured wire transfer, the total amount of the Purchase Price and any other amounts for which Purchaser is liable, in connection with the sale of the Property, as provided in ARML3.

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(g) Further Assurances. Seller and Purchaser shall, from time to time after Closing, upon request, execute such additional documents as are reasonably necessary to convey, assign and transfer the Property pursuant to this Agreement and otherwise complete the Transactions contemplated by this Agreement, provided that such documents are consistent with the terms of this Agreement, and do not increase Seller’s or Purchaser’s obligations hereunder or subject Seller or Purchaser to additional liability not otherwise contemplated by this Agreement. Additionally, if this Agreement is terminated, either party may request from time to time thereafter confirmation of such termination from the other party, upon which request, the non-requesting party shall promptly confirm to the requesting party in writing (by a recordable instrument if requested by the requesting party) that this Agreement has been terminated.

(h) Cooperation. After the Closing, Purchaser intends to attempt to sell the Property to one or more third parties (any such third party, a “Subsequent Purchaser”). Seller agrees to provide reasonable cooperation to Purchaser with respect to the foregoing transactions, provided and on the conditions that any such cooperation shall (i) be at no cost or expense to Seller, (ii) not expand or increase Seller’s covenants, representations, warranties, indemnities, obligations, duties or liabilities under this Agreement or any document delivered hereunder, (iii) not subject Seller to additional liability, covenants, representations, warranties, indemnities, obligations or duties not otherwise contemplated hereby, and (iv) not require Seller to make any representation, warranty, covenant, agreement or indemnity that is inconsistent with, or broader in scope than, the representations, warranties, covenants, agreements and indemnities contained in this Agreement or the exhibits hereto. Any instrument or document that Seller may be asked to execute and/or deliver under this Section 8(h) shall be in such form as Seller shall deem appropriate, in its sole and absolute discretion.

9. Prorations and Adjustments.

Purchaser and Seller hereby acknowledge and agree that there shall be no prorations or adjustments at Closing to the Purchase Price or to any amounts required to be paid at the Closing pursuant to ARML3; provided, however, that without duplication of any other credit Tenant may receive with respect thereto, Seller (as lessor) shall credit Purchaser (as Tenant) for any rent that has been prepaid for the Property under the Master Lease for dates after the date hereof.

10. Closing Costs.

(a) Without limiting the terms of Section 11(c), Purchaser shall be responsible for the payment of (i) the fees and costs of Purchaser’s counsel and investment advisors representing it in connection with the Transactions, (ii) all recording fees, transfer taxes, intangible taxes, documentary stamp taxes and title insurance costs, and all other reasonable out-of-pocket fees, costs and expenses, incurred by either Seller or Purchaser in connection with the Transactions, and (iii) all other amounts for which Purchaser is responsible, in connection with the sale of the Property, as provided in ARML3. At Seller’s request, Purchaser shall pay at Closing all of the fees, taxes, costs and expenses referenced in Section 10(a)(ii) and Section 10(a)(iii) hereof.

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11. Remedies.

(a) Purchaser Default.

(i) If Purchaser fails to perform any of its obligations under this Agreement that are required to be performed at or prior to the Closing (including, without limitation, the payment of the balance of the Purchase Price and the payment of any amounts required to be paid by the terms of ARML3) (“Purchaser Default”), then Seller shall have all rights and remedies at law, in equity or under this Agreement, including, without limitation, the right to sue for damages (excluding, however, special, punitive or consequential damages) and the right to specifically enforce the terms of this Agreement (in such regard, Purchaser acknowledges and agrees that specific performance is an appropriate remedy for a Purchaser Default, among other reasons, because, if the parties have entered into this Agreement, it shall be because, pursuant to ARML3, the parties will have unsuccessfully attempted to sell the Property to a third party for a number of years and the sale set forth in this Agreement is the parties’ agreed upon last resort solution to any such previous failure to sell to a third party and to implementing and achieving a sale of the Property by Seller).

(ii) Notwithstanding the foregoing, in the event the Closing hereunder occurs and Purchaser fails to perform an obligation under this Agreement (arising either before or after the Closing) and such obligation expressly survives the Closing pursuant to the terms hereof, then Seller shall have all rights and remedies at law, in equity or under this Agreement, including, without limitation, the right to sue for damages (excluding, however, special, punitive or consequential damages).

(b) Seller Default.

(i) If Seller fails to perform any of its obligations under this Agreement that are required to be performed at or prior to the Closing (including, without limitation, the delivery of the Conveyance Document), then Purchaser shall have all rights and remedies at law, in equity or under this Agreement, including, without limitation, the right to sue for damages (excluding, however, special, punitive or consequential damages) and the right to specifically enforce the terms of this Agreement (in such regard, Seller acknowledges and agrees that specific performance is an appropriate remedy for a Seller default hereunder, among other reasons, because, if the parties have entered into this Agreement, it shall be because, pursuant to ARML3, the parties will have unsuccessfully attempted to sell the Property to a third party for a number of years and the sale set forth in this Agreement is the parties’ agreed upon last resort solution to any such previous failure to sell to a third party and to implementing and achieving a sale of the Property by Seller).

(ii) Notwithstanding the foregoing, in the event the Closing hereunder occurs and Seller fails to perform an obligation under this Agreement (arising either before or after the Closing) and such obligation expressly survives the Closing pursuant to the terms hereof, then Purchaser shall have all rights and remedies available at law, in equity or under this Agreement, including, without limitation, the right to sue for damages (excluding, however, special, punitive or consequential damages) and the right to specifically enforce the terms of this Agreement (in such regard, Seller acknowledges and agrees that specific performance is an appropriate remedy for a Seller default hereunder).

(c) Collection Costs. If any legal action, arbitration or other similar proceeding is commenced to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to an award of its attorneys’ fees and expenses. The phrase “prevailing

5

party” shall include a party who receives substantially the relief desired whether by dismissal, summary judgment, judgment or otherwise. In the event that Seller is entitled to an award of its attorneys’ fees and expenses pursuant to the terms of this Section 11(c), such award shall be in addition to any damages to which Seller or Purchaser, as applicable, may be entitled pursuant to the terms of Section 11(a) or Section 11(b) above.

(d) Survival.

(i) Closing. None of the terms and conditions of this Agreement shall survive the Closing, except Sections 6, 7, 8(g), 8(h), 9, 10, 11, 12, 13, 14 and 15.

(ii) Termination. None of the terms and conditions of this Agreement shall survive the termination of this Agreement, except Sections 6, 7, 8(g), 8(h), 10, 11, 12, 14(b) and 15.

(e) Relation to Master Lease. Without limitation of Section 14 below, Seller and Purchaser agree that the remedies described in this Agreement, (i) constitute remedies of the parties under this Agreement only in their respective capacities as Seller and Purchaser hereunder, (ii) shall not constitute, or be deemed to constitute, remedies under the Master Lease, (iii) shall not preclude any party to the Master Lease from exercising any right or remedy available to it under any of the Master Lease (even if remedies are enforced or collected upon under this Agreement), and (iv) shall not limit the damage remedies or other rights or remedies of any party to the Master Lease under the Master Lease (even if remedies are enforced or collected upon under this Agreement) and that the determination by Seller or Purchaser of whether or not, based upon the occurrence of certain events or the existence of certain circumstances, a default by the other party has occurred under this Agreement shall be made independently of, and have no bearing or impact upon, the determination by a party to the Master Lease of whether or not, based upon the same events or circumstances, a default by another party to the Master Lease has occurred under the Master Lease.

12. Brokers. Each of Seller and Purchaser represents to the other that it has not engaged or dealt with any broker, finder or investment advisor in connection with the sale of the Property or the other Transactions contemplated by this Agreement. Each of Seller and Purchaser shall indemnify, hold harmless and defend the other, its affiliates, and its and their officers, directors, affiliates, agents and employees, against and from all claims, demands, causes of action, judgments, and liabilities (including, without limitation, reasonable attorneys’ fees and costs) which arise from a breach of such parties’ respective representations and covenants set forth in this Section 12.

13. Casualty and Condemnation. If, prior to Closing, any of the Improvements are damaged or destroyed, or a condemnation proceeding is commenced against any part of the Property (“Casualty or Condemnation”), then at the Closing, Seller shall pay to Purchaser all insurance proceeds and condemnation awards, if any, paid to Seller in connection with such Casualty or Condemnation which have not been used to restore the Property, and Seller shall assign to Purchaser all of its right, title and interest in any insurance proceeds or condemnation awards to be paid to it in connection with the Casualty or Condemnation.

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14. Certain Warranties; Disclaimer and Release.

(a) Notwithstanding anything to the contrary contained in this Section 14, the purchase, sale and conveyance of the Property shall be made with the limited warranties to Purchaser contained in the Conveyance Document.

(b) Disclaimer. Purchaser agrees that Purchaser is purchasing the Property in “AS IS”, “WHERE IS”, “WITH ALL FAULTS” condition, and, subject to Section 6 and to Section 14(a), without any warranties, representations or guarantees, either express or implied, of any kind, nature, or type whatsoever from, or on behalf of, Seller. Without in any way limiting the generality of the immediately preceding sentence, Purchaser further acknowledges and agrees that, in entering into this Agreement and closing the Transactions hereunder, subject to Section 6 and to Section 14(a):

(i) Each of Seller and its affiliates, and its and their officers, directors, employees and agents, expressly disclaims, has not made, will not, and does not, make, any warranties or representations, express or implied, with respect to the Property or any portion thereof, the physical condition or repair or disrepair thereof, the value, profitability or marketability thereof or the title thereto, or of any of the appurtenances, facilities or equipment thereon;

(ii) Each of Seller and its affiliates, and its and their officers, directors, employees and agents, expressly disclaims, has not made, will not, and does not, make, any warranties, express or implied, of merchantability, habitability or fitness for a particular use;

(iii) As the tenant at the Property, Purchaser has had complete and sole possession of the Property since, at the latest, April 27, 2007, and has accordingly had the opportunity to perform a full investigation of the Property prior to the date hereof, and Purchaser is fully satisfied with its opportunity to investigate the Property prior to the date hereof;

(iv) Purchaser has not relied upon any statement or representation by or on behalf of Seller unless such statement or representation is specifically set forth in this Agreement; and

(v) As of the date hereof, Purchaser has made such legal, factual and other inquiries and investigations as Purchaser has deemed necessary, desirable or appropriate with respect to the Property and the value and marketability thereof and of the appurtenances, facilities and equipment thereof. Such inquiries and investigations of Purchaser are hereby deemed to include, without limitation, the physical components of all portions of the Improvements, the condition of repair of the Property or any portion thereof, such state of facts as a current title report and/or an accurate survey would show or disclose, and the present and future zoning, ordinances, resolutions and regulations of the city, county and state where the Improvements are located.

(c) Release. Without in any way limiting the generality of the preceding Section 14(b), Purchaser specifically acknowledges and agrees that it hereby waives, releases and discharges any claim it has, might have had, or may have, against each of Seller and its affiliates, and its and their officers, directors, employees and agents, relating to, arising out of or

7

with respect to (i) the condition of the Property, either patent or latent, (ii) Purchaser’s ability, or inability, to obtain or maintain temporary or final certificates of occupancy or other licenses for the use or operation of the Improvements, and/or certificates of compliance for the Improvements, (iii) the actual or potential income, or profits, to be derived from the Property, (iv) the real estate, or other, taxes or special assessments, now or hereafter payable on account of, or with respect to, the Property, (v) Purchaser’s ability or inability to demolish the Improvements or otherwise develop the Property, (vi) the environmental condition of the Property, (vii) any default or alleged default by Seller or its affiliates with respect to the Property under any lease pursuant to which Seller leased the Property to Purchaser, including, without limitation, any default or alleged default regarding the granting or withholding of Seller’s consent to any proposed sublease(s) with respect to all or any portion of the Property or the obtaining of any required governmental licenses, permits or approvals in connection with any such proposed sublease(s), or (viii) any other matter relating to the Property (other than the limited warranties contained in the Conveyance Document).

15. General Provisions.

(a) Entire Agreement. This Agreement and exhibits hereto, and ARML3, (i) constitute the entire agreement of Seller and Purchaser with respect to sale of the Property and amendment of the Master Lease with respect to such sale and (ii) supersede all prior or contemporaneous written or oral agreements, whether express or implied, related to the subject matter hereof.

(b) Amendments. This Agreement may be amended only by a written agreement executed and delivered by Seller and Purchaser.

(c) Waivers. No waiver of any provision or condition of, or default under, this Agreement by any party shall be valid unless in writing signed by such party. No such waiver shall be taken as a waiver of any other or similar provision or of any future event, act, or default.

(d) Time. Time is of the essence of this Agreement. In the computation of any period of time provided for in this Agreement or by law, the day of the act or event from which the period of time runs shall be excluded, and the last day of such period shall be included, unless it is not a Business Day, in which case it shall run to the next day which is a Business Day. For the purpose of this Agreement, the term “Business Day” means any day other than (i) Saturday, (ii) Sunday, or (iii) any other day when federally insured banks in Chicago, Illinois or New York, New York are required or authorized to be closed.

(e) Unenforceability. In the event that any provision of this Agreement shall be unenforceable in whole or in part, such provision shall be limited to the extent necessary to render the same valid, or shall be excised from this Agreement, as circumstances require, and this Agreement shall be construed as if said provision had been incorporated herein as so limited, or as if said provision has not been included herein, as the case may be.

(f) Assignment. This Agreement may not be assigned by Purchaser or Seller without the prior express written consent of the other party, which consent may be given or withheld in such party’s sole and absolute discretion, except that Purchaser shall have the right to

8

assign this Agreement to one (1) or more designees and designate such designees to take title to the Property at Closing by delivering written notice thereof to Seller (provided that Purchaser shall not be released under this Agreement as a result of such assignment or designation).

(g) Notices. Any notices or other communications permitted or required to be given hereunder shall be in writing, shall be delivered personally, by reputable overnight delivery service, or by fax (provided a hard copy is delivered on the next Business Day by personal delivery or reputable overnight delivery service), and shall be addressed to the respective party as set forth in this Section 15(g). All notices and communications shall be deemed given and effective upon receipt thereof.

To Seller:	Ventas Realty, Limited Partnership
c/o Ventas, Inc.
10350 Ormsby Park Place, Suite 300
Louisville, Kentucky 40223
	Attn:	Legal Department
	Phone:	(502) 357-9020
	Fax:	(502) 357-9001

With copies to:	Ventas Realty, Limited Partnership
10350 Ormsby Park Place, Suite 300
Louisville, Kentucky 40223
	Attn:	Lease Administration
	Phone:	(502) 357-9000
	Fax:	(502) 357-9001

and

Barack Ferrazzano Kirschbaum
& Nagelberg LLP
200 W. Madison Street, Suite 3900
Chicago, Illinois 60606
	Attn:	Thomas H. Page, Esq.
	Phone:	(312) 984-3195
	Fax:	(312) 984-3150

To Purchaser:	Kindred Healthcare Operating, Inc.
680 South Fourth Avenue
Louisville, Kentucky 40202-2412
	Attn:	Douglas L. Curnutte
	Phone:	(502) 596-7329
	Fax:	(502) 596-4007

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With copies to:	Kindred Healthcare Operating, Inc.
680 South Fourth Avenue
Louisville, Kentucky 40202-2412
	Attn:	Legal Department
	Phone:	(502) 596-7691
	Fax:	(502) 596-4075

and

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attn: Steven G. Horowitz, Esq.
Phone: (212) 225-2580
Fax: (212) 225-3999

(h) Governing Law. This Agreement shall be governed in all respects by the internal laws of the [Commonwealth of Kentucky][Alternative: insert the state where the property is located] without regard to the laws regarding conflicts of laws.

(i) Counterparts. This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together as a single instrument. Executed copies hereof may be delivered by facsimile, email or other electronic means and upon receipt will be deemed originals and binding upon the parties hereto, regardless of whether originals are delivered hereafter.

(j) Construction. Seller and Purchaser agree that each party and its counsel have reviewed and approved this Agreement, and that any rules of construction that provide that ambiguities be resolved against the drafting party shall not be used in the interpretation of this Agreement or any amendments or exhibits hereto. The words “include”, “including”, “includes” and any other derivation of “include” means “including, but not limited to” unless specifically set forth to the contrary. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section, subsection or other subdivision. Headings of sections herein are for convenience of reference only, and shall not be construed as a part of this Agreement. Except to the extent expressly provided otherwise in this Agreement, references to “sections” or “subsections” in this Agreement shall refer to sections and subsections of this Agreement, and references to “exhibits” in this Agreement shall mean exhibits attached to this Agreement.

(k) No Recording. Unless otherwise mutually agreed upon by the parties, neither Purchaser nor Seller shall record this Agreement or any memorandum or other evidence thereof in any public records, and shall not cause or permit any other person to, record this Agreement or any memorandum or other evidence thereof in any public records.

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(l) Obligations Joint and Several. Purchaser acknowledges that each entity constituting Purchaser shall be jointly and severally liable for any and all obligations of Purchaser hereunder or under any instrument executed by Purchaser pursuant hereto.

(m) Public Announcement. Seller and Purchaser agree to cooperate with each other to make joint and/or coordinated public announcements disclosing this Agreement and the transactions contemplated hereby.

(n) Form of Payment. All amounts required to be paid by Purchaser to, or as directed by, Seller pursuant to the terms hereof shall, unless otherwise directed by Seller in writing, be paid by federally insured wire transfer of immediately available funds. Payments required by the terms hereof to be made on a particular date shall be deemed to have been timely made if Seller (or any alternate payee designated by Seller) receives such payment in the account specified in the wire transfer instructions, to be provided to Purchaser by Seller, not later than 5:00 p.m. Chicago time on the date specified for such payment.

(o) 1031 Exchange. Each of Purchaser and Seller recognizes and understands that this transaction may be part of a contemplated “like kind” exchange for the other under §1031 of the Internal Revenue Code (the “Exchange”). As such, each agrees to cooperate with the other in effectuating the Exchange, which cooperation may include the execution of documents and the taking of other reasonable action, as is necessary in the opinion of Seller, to accomplish the Exchange; provided, however, that party not doing the Exchange (the “Cooperating Party”) shall not be required to assume any additional expense or liability in connection with, or as part of its cooperation with, the Exchange. The Cooperating Party specifically consents to the other party’s assignment of its rights (but not its obligations) under this Agreement to a qualified intermediary (as defined in Treas. Regs. 1.1031(k)-1(g)(4)) in connection with a possible Exchange. The covenant contained in this Section 15(o) shall survive the Closing and shall not be merged into any instrument of conveyance delivered at Closing.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

PURCHASER:

KINDRED HEALTHCARE, INC., a Delaware corporation

By:
Name:
Its:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation

By:
Name:
Its:

SELLER:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc.
Its:	Sole General Partner

By:
Name:
Its:

S-1

EXHIBIT A

Land

A-1

EXHIBIT B

Deed

[THE FORM OF THIS DEED SHALL BE SUBJECT TO SUCH CHANGES AS MAY BE ADVISED BY SELLER’S AND PURCHASER’S LOCAL COUNSEL TO ENSURE RECORDABILITY AND ENFORCEABILITY]

SPECIAL WARRANTY DEED

FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged,                                         , a                      (“Grantor”), hereby grants to                                         , a                                          (“Grantee”), all of that certain real property more particularly described in Schedule 1 attached hereto and incorporated herein by this reference (the “Property”), subject to (a) all non-delinquent real property taxes, (b) all non-delinquent special assessments, if any, and (c) all other liens, leases, easements, encumbrances, covenants, conditions, restrictions and other matters of record.

Grantor does hereby covenant and agree to and with Grantee that GRANTOR WILL WARRANT AND DEFEND the Property against all persons lawfully claiming, or to claim the same, by, through or under Grantor and none other, subject to the above matters. Except as aforesaid, Grantor makes no other warranties of title relative to the Property.

Dated: , 20

[ ],
a [ ]

By:
Name:
Title:

STATE OF ILLINOIS	)
) ss.
COUNTY OF COOK	)

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this      day of             , 20    , before me personally appeared                                         , to me known to be the                                          of [                                        ], the [                                        ] that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited liability company, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

WITNESS my hand and official seal hereto affixed the date and year first above written.

Notary Public in and for the State of

Residing at

My commission expires:

Type or Print Notary Name

B-2

SCHEDULE 1 TO DEED

[Legal Description]

B-3

EXHIBIT C

Partial Lease Termination Agreement

MASTER LEASE NO. [    ] PARTIAL LEASE TERMINATION AGREEMENT [(#    )]

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

C-1

MASTER LEASE NO. [    ] PARTIAL LEASE TERMINATION AGREEMENT [(#    )]

THIS MASTER LEASE NO. [    ] PARTIAL LEASE TERMINATION AGREEMENT (hereinafter this “Agreement”) is dated as of the      day of             , 20    , and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”), having an office at 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant entered into a certain [                    ] Amended and Restated Master Lease Agreement No. [    ] dated as of [                    ] (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”), demising to Tenant certain properties.

B. Lessor and Tenant desire to terminate the Lease as it applies to certain of the Leased Properties demised pursuant to the Lease, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. Partial Lease Termination. Effective as of the date hereof, the Lease shall terminate with respect to the Leased Property described on Exhibit A attached to and made a part of this Agreement in accordance with the terms of Section 40.16 of the Lease and the terms of that certain Agreement Regarding Master Leases No. 3 dated November     , 2016 relating to the Lease, and Tenant shall remain obligated to perform all of its indemnification obligations and other liabilities and obligations under the Lease that survive such termination in accordance with the terms of ARML3 and such Section 40.16, Section 24.1 of the Lease and any other applicable provisions of the Lease.

3. No Other Amendments. Except as provided in this Agreement, the Lease (including the aforesaid ARML3) remains in full force and effect without modification.

4. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

5. Integrated Agreement; Modifications; Waivers. This Agreement and the aforesaid ARML3 constitute the entire agreement between the parties hereto with respect

C-2

to the subject matter hereof and supersede any and all prior representations, understandings and agreements, whether written or oral. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

6. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

7. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

8. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

9. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

C-3

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:
Name:
Title:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:
Name:
Title:

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

By:
Name:
Title:

C-4

Acknowledgments

STATE OF	)
)
COUNTY OF	)

This      day of             , 20    , personally came before me                                         , a Notary Public in and for said County and State,                                         , who being by me duly sworn, says that he is the                                          of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                                          acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this      day of             , 20    .

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

STATE OF	)
)
COUNTY OF	)

This      day of             , 20    , personally came before me                                         , a Notary Public in and for said County and State,                                         , who being by me duly sworn, says that he is the                                          of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                                          acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this      day of                     , 20    .

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

C-5

STATE OF	)
)
COUNTY OF	)

This      day of             , 20    , personally came before me                                         , a Notary Public in and for said County and State,                                         , who being by me duly sworn, says that he/she is the                                          of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him/her on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said                                          acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

WITNESS my hand and notarial stamp/seal this      day of             , 20    .

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

C-6

[THE FOLLOWING JOINDER AND RELATED ACKNOWLEDGEMENT SHALL ONLY BE

INCLUDED IN A PARTIAL TERMINATION RE: ANY ML5 SITE]

Joinder

The undersigned, VENTAS, INC., a Delaware corporation, hereby joins in the foregoing Agreement for the sole purpose of acknowledging and approving the amendment to the Lease as set forth in this Agreement.

VENTAS, INC., a Delaware corporation

By:

Name:

Its:

STATE OF	)

COUNTY OF	)

This      day of             , 2016, personally came before me                                         , a Notary Public in and for said County and State,                                         , who being by me duly sworn, says that he/she is the                                         of VENTAS, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him/her on behalf of such corporation by its authority duly given. And the said                                          acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this      day of             , 2016.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

C-7

Exhibit A

C-8

EXHIBIT D

Termination of Memorandum of Lease

This instrument was prepared by

and after recording should be

returned to:

Thomas H. Page, Esq.

Barack Ferrazzano Kirschbaum &

Nagelberg LLP

200 West Madison Street, Suite 3900

Chicago, Illinois 60606

TERMINATION OF MEMORANDUM OF LEASE

This Termination of Memorandum of Lease (the “Termination”) is to be effective as of the      day of             , 20     (the “Effective Date”), and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (“Lessor”) having an office at 353 N. Clark Street, Suite 3300, Chicago, Illinois 60654 and which is the successor in interest to each person or entity that was heretofore a lessor or landlord under the “Lease” referenced below, KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor Healthcare, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant, or their respective predecessors in interest, are parties to the lease (as amended from time to time, the “Lease”) which is referenced in the “Memorandum” (as defined below), and such Lease relates or related to (i) the real property described on Exhibit A attached hereto and made a part hereof, together with the improvements thereon (the “Premises”), which Premises are commonly known as                                         , and (ii) multiple other properties. As used in this Termination, the term “Memorandum” means and refers to that certain Memorandum of Lease dated as of                      by and among Lessor and Tenant and recorded on                     in the Office of                     for                     County,                     as                     at                     , page     .

B. The Lease has been terminated with respect to the Premises, and Lessor and Tenant accordingly desire to have the Memorandum terminated and released of record.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1.	Lessor and Tenant hereby terminate and release the Memorandum.

2.	This Termination is being executed and recorded solely to give notice that the Lease has been terminated with respect to the Premises, and to terminate the Memorandum and release said Memorandum of record.

3.	This Termination may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

D-1

[Signature Pages Follow]

D-2

IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year above referenced.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor Healthcare, Inc.

By:
Name:
Title:

TENANT:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:
Name:
Title:

D-3

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

By:
Name:
Title:

D-4

COMMONWEALTH/STATE OF )
)
COUNTY OF )

On this      day of             , 20    , before me appeared                                         , to me personally known, who, being by me duly sworn (or affirmed), did say that he/she is the                                         of Kindred Healthcare, Inc., a Delaware corporation, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said                                          acknowledged said instrument to be the free act and deed of said corporation.

[Seal]

[Name]
Notary Public

D-5

COMMONWEALTH/STATE OF )
)
COUNTY OF )

On this      day of             , 20    , before me appeared                                         , to me personally known, who, being by me duly sworn (or affirmed), did say that he/she is the                                         of Kindred Healthcare Operating, Inc., a Delaware corporation, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said                                          acknowledged said instrument to be the free act and deed of said corporation.

[Seal]

[Name]
Notary Public

D-6

COMMONWEALTH/STATE OF )
)
COUNTY OF )

On this      day of             , 20    , before me appeared                                         , to me personally known, who, being by me duly sworn (or affirmed), did say that he/she is the                                         of Ventas, Inc., a Delaware corporation and the sole general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said                                         acknowledged said instrument to be the free act and deed of said corporation on behalf of said limited partnership.

[Seal]

[Name]
Notary Public

D-7

EXHIBIT A

Legal Description

D-8

EXHIBIT E

BILL OF SALE AND ASSIGNMENT

FOR VALUE RECEIVED, Ventas Realty, Limited Partnership, a Delaware limited partnership (“Seller”), hereby transfers and assigns to                     , a                      (“Purchaser”), all of Seller’s right, title and interest, if any, in the following (collectively, the “Personal Property”): (a) the tangible personal property located on the land described in Exhibit A attached hereto and made a part hereof (the “Land”) or in any buildings, structures, fixtures or other improvements located on the Land (the “Improvements”); (b) all transferable warranties or guaranties held by Seller, to the extent relating to the Land or the Improvements, including, without limitation, any construction related warranties or guaranties held by Seller; (c) to the extent assignable, all licenses, certificates, authorizations, approvals, building permits, and other applicable permits and licenses issued by any governmental authority and held by Seller, to the extent relating to the ownership (as opposed to the operation or occupancy) of the Land or the Improvements; (d) all plans and specifications (including architectural, mechanical, plumbing, landscaping, engineering, and electrical plans and specifications), zoning files, drawings, working drawings, plans, site plans, mechanical drawings, and specifications related to the construction or landscaping of the Improvements that Seller owns and has in its possession; and (e) any pending challenges relating to property taxes assessed against the Land or Improvements and any property tax refunds for previous years’ property tax payments.

This Bill of Sale and Assignment is delivered pursuant to the terms of that certain Agreement for Sale of Real Estate dated as of                     , 20     between Seller and Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc. (the “Sale Agreement”). The Personal Property, if any, is transferred in “AS IS”, “WHERE IS”, “WITH ALL FAULTS” condition, and without any warranties, representations or guarantees, either express or implied, of any kind, nature, or type whatsoever from, or on behalf of, Seller, and otherwise in accordance with the terms of the Sale Agreement, except that Seller warrants to Purchaser that its right, title and interest, if any, in the Personal Property is not encumbered by any lien or security interest securing borrowed indebtedness of Seller.

[Signature Page Follows]

E-1

IN WITNESS WHEREOF, Seller has executed this Bill of Sale and Assignment as of the      day of             , 20    .

SELLER:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc.
Its:	Sole General Partner

By:
Name:
Its:

E-2

EXHIBIT F

FORM OF SELLER’S AFFIDAVIT

AFFIDAVIT

For Extended Coverage

(Partnership)

TO BE SIGNED BY SELLER OR MORTGAGOR IN CONNECTION WITH A TITLE INSURANCE POLICY TO BE ISSUED BY:

First American Title Insurance Company

STATE OF:

COUNTY OF:

DATE:             , 20

BEFORE ME, the undersigned authority, personally appeared                     , who being by me first duly sworn, deposes and says, subject to the limitations contained in paragraph 2 below:

1.	That he/she is of Ventas, Inc., the sole general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership (the “Partnership”); and that he/she has the authority to make this Affidavit on behalf of said general partner, in its capacity as the general partner of said Partnership.

2.	That, according to, and based solely upon, a title insurance policy or policies previously issued to the Partnership by First American Title Insurance Company, the Partnership owns the property described in the commitments described on “Schedule A” attached hereto (collectively, the “Commitment”), provided, however, that, notwithstanding anything to the contrary in this Affidavit, affiant and the Partnership shall not be responsible or held liable for any error in any such policy or policies or any error in this Affidavit caused by any error in any such policy or policies or for any other matter insured against by the terms of any such policy or policies.

3.	That the above described property is free and clear of any mortgage or other lien securing borrowed indebtedness of the Partnership, excepting those referred to in the above-referenced Commitment for Title Insurance.

4.	That, to the best of affiant’s actual knowledge, no judgment or decree has been entered against the Partnership in any court of this state or the United States which remains unsatisfied.

5.	That, to the best of affiant’s actual knowledge, there are no matters pending against the Partnership that could give rise to a lien that would attach to the above-described property between the latest certification date of the commitment and the earlier of or the recording of the interest of the purchaser, lender or lessee, and that, during such period, the Partnership has not and will not by its actions create or suffer to exist any lien or encumbrance against the above described property (not including any of the same created or suffered to exist due to the actions of the Partnership’s tenants, Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc. or persons or entities claiming through them) or execute any instrument that would adversely affect the title or interest to be insured other than instruments to effectuate the closings in connection with which this Affidavit is given.

7.	That this Affidavit is also made for the purpose of inducing First American Title Insurance Company to insure the title of said purchaser, lender or lessee.

8.	That Ventas, Inc. is the sole general partner of the Partnership.

9.	Affiant further states that he/she is familiar with the nature of an oath and with the penalties, as provided by the laws of the State aforesaid, for falsely swearing to statements made in an instrument of this nature. Affiant further certifies that he/she has read the full facts of this Affidavit and understands its meaning.

10.	Affiant hereby certifies that:

a)	The Partnership is not a foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

b)	The Partnership’s U.S. Taxpayer Identification number is: 61-1324573.

c)	The Partnership’s office address is: .

d)	The undersigned understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

Ventas Realty, Limited Partnership

By:	Ventas, Inc., its general partner

By:
Name:
Its:

STATE OF

COUNTY OF

The foregoing instrument was acknowledged, sworn to and subscribed before me this      day of                 , 20    , by                     , as                      of Ventas, Inc., a Delaware corporation, as the general partner on behalf of Ventas Realty, Limited Partnership, a Delaware limited partnership. He/she is personally known to me or has produced as identification.

(Signature of Acknowledger)

(Typed Name of Acknowledger - Title or Rank)

My commission expires: (Seal)

OFFICER’S CERTIFICATE

I,                                          , the                      of VENTAS, INC., a Delaware corporation (the “Company”), DO HEREBY CERTIFY as follows:

1.	The Company is the sole general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (“Ventas LP”).

2.	There has been no amendment to the of Ventas LP dated as of , which agreement is in full force and effect on the date hereof, except .

3.	Attached hereto as Exhibit A is a true and correct copy of resolutions duly adopted by unanimous written consent of the Board of Directors of the Company on , 20 , with respect to the execution, delivery and performance by each of the Company and Ventas LP of the Agreement for Sale of Real Estate, among Ventas LP, [Kindred Healthcare, Inc., and Kindred Healthcare Operating, Inc.] Said resolutions have not been amended, annulled, rescinded or revoked and are still in full force and effect. Said unanimous written consent has been filed with the minutes of the Board of Directors of the Company.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

WITNESS my hand as of this      day of             , 20    .

Name:
Title:	of Ventas, Inc., as general partner of Ventas Realty, Limited Partnership

SUBSCRIBED AND SWORN TO
before me this day of , 20 .

My Commission Expires:

Notary Public

EXHIBIT B-2

Form of Purchase and Sale Agreement (Ground Lease)

AGREEMENT FOR SALE OF REAL ESTATE

(«ID»)

BETWEEN

VENTAS REALTY, LIMITED PARTNERSHIP

AND

KINDRED HEALTHCARE, INC.

AND

KINDRED HEALTHCARE OPERATING, INC.

AGREEMENT FOR SALE OF REAL ESTATE («ID»)

This AGREEMENT FOR SALE OF REAL ESTATE («ID») (“Agreement”) is made on             , 20     (the “Effective Date”) between VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (“Seller”) and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (“Kindred”) and KINDRED HEALTHCARE, INC., a Delaware corporation (together with Kindred, collectively, “Purchaser”).

1. Purchase and Sale. Seller agrees to sell, and Purchaser agrees to purchase from Seller, the Property, as hereinafter defined, for the Purchase Price, as hereinafter defined, and subject to the terms and conditions set forth in this Agreement.

2. Purchase Price. The purchase price (the “Purchase Price”) for the Property shall be $«Purchase_Price».00.

3. Property. “Property” means all of Seller’s right, title and interest, if any, in (a) the land described on Exhibit A (the “Land”); (b) all easements and other related rights appurtenant to the Land (collectively, “Appurtenances”); and (c) all of the buildings, structures, fixtures and other improvements located on the Land (collectively, “Improvements”) known as «Name» with an address of «Address».

4. Master Lease. For the purposes of this Agreement, the “Master Lease” shall refer to that certain [                    ] Amended and Restated Master Lease Agreement No. «Lease», dated as of [                    ], by and between Seller, as lessor and Purchaser, as tenant, as amended from time to time (including, without limitation, pursuant to that certain Agreement Regarding Master Lease No. 3 dated as of November     , 2016 between Seller and Purchaser (“ARML3”)).

5. Ground Lease. It shall be a condition precedent to each of Seller’s and Purchaser’s obligations to close the transactions contemplated by this Agreement that any required consent of the ground lessor of the Property to Seller have been obtained and delivered to Seller and Purchaser. It shall be a condition precedent to Seller’s obligations to close the transactions contemplated by this Agreement that (i) Seller be released by such ground lessor with respect to liabilities for matters arising or accruing after the Closing, or (ii) Purchaser (as distinct from any designee pursuant to Section 15(f)) have indemnified Seller with respect to all such matters, each in a form reasonably acceptable to Seller.

6. Certain Representations and Warranties by Seller. Seller hereby represents and warrants to Purchaser that, as of the date hereof, (a) this Agreement has been duly authorized, executed and delivered by Seller and is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, (b) the execution and delivery of this Agreement by Seller does not violate any provision of any agreement or judicial order to which Seller is a party or to which Seller or, to the best of Seller’s knowledge, the Property is subject, (c) all the documents to be delivered by Seller at Closing will, at Closing, be duly authorized, executed and delivered by Seller (and/or, if applicable, its affiliates), will be the legal, valid and binding obligations of Seller (and/or, if applicable, its affiliates), and be enforceable against Seller (and/or, if applicable, its affiliates) in accordance with their respective terms, and the execution and delivery thereof will not violate any provision of any agreement or judicial order to which Seller (and/or, if applicable, its affiliates) is a party or, to the best of Seller’s knowledge, to which the Property is subject, (d) Seller has not entered into any agreement to sell all or any portion of the Property (other than to Purchaser, in certain limited circumstances as described in the Master Lease), (e) to the best of Seller’s knowledge, Seller is not required to obtain the consent to the Transactions hereby contemplated from any person or entity that is a party to a document of record affecting the Property, (f) within the past [125][to match applicable statutory period] days, no lienable repair, alteration, improvement, work, brokerage or service of any kind has been performed or materials supplied for or to the Property at Seller’s direction, except for such lienable repairs, alterations, improvements, work, brokerage or services as have been paid for by Seller or for which, by the terms of the Master Lease, Purchaser is obligated to reimburse Seller, (g) there exists no judgment against Seller that is a lien against the Property (other than any such judgment as to which by the terms of the Master Lease or the 1998 Plan of Reorganization referenced therein or documents executed pursuant to such plan, Seller is entitled to be indemnified by Purchaser), (h) to Seller’s actual knowledge, the Ground Lease has not been amended or otherwise modified except pursuant to the documents listed in Schedule 2.1C of the Master Lease, and (i) Seller has not received a notice of default under the Ground Lease within past 12 months that Purchaser has not received notice of or does not have knowledge of. All representations and warranties made by Seller in this Section 6 shall be true and correct on the date made and their continued validity as to any material fact as of the Closing Date shall be a condition precedent to Purchaser’s obligation to close the transactions contemplated by this Agreement and the Termination Agreement (as hereinafter defined) (collectively, the “Transactions”).

7. Certain Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows:

(a) As of the date hereof, (i) this Agreement has been duly authorized, executed and delivered by Purchaser and is the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, (ii) the execution and delivery of this Agreement by Purchaser does not violate any provision of any agreement or judicial order to which Purchaser is a party or to which Purchaser or, to the best of Purchaser’s knowledge, the Property is subject, (iii) all the documents to be delivered by Purchaser at closing will, at closing, be duly authorized, executed and delivered by Purchaser (and/or, if applicable, its affiliates), will be the legal, valid and binding obligations of Purchaser (and/or, if applicable, its affiliates), and be enforceable against Purchaser (and/or, if applicable, its affiliates) in accordance with their respective terms, and the execution and delivery thereof will not violate any provision of any agreement or judicial order to which Purchaser (and/or, if applicable, its affiliates) is a party or, to the best of Purchaser’s knowledge, to which the Property is subject, and (iv) to the best of Purchaser’s knowledge, and except as otherwise expressly provided herein, Purchaser is not required to obtain the consent of any ground lessor, lender or other person or entity to the Transactions hereby contemplated.

2

(b) Approvals. Except for those approvals that Purchaser has obtained, Purchaser is not required to obtain the consent to the Transactions hereby contemplated from any person or entity that is a party to a document of record affecting the Property.

All representations and warranties made by Purchaser in this Section 7 shall be true and correct on the date made and their continued validity as to any material fact as of the Closing Date shall be a condition precedent to Seller’s obligation to close the Transactions hereby contemplated.

8. Closing.

(a) Closing Date. The closing (“Closing”) of the sale of the Property hereunder shall occur on the date hereof (“Closing Date”).

(b) Closing. The Closing of the sale of the Property shall take place at 10:00 a.m. (Chicago time) at the office of Barack Ferrazzano Kirschbaum & Nagelberg LLP or at another place mutually agreed upon by the parties, on the Closing Date. Notwithstanding the foregoing, the parties need not attend the Closing in person and shall have the right to close the transaction contemplated by this Agreement pursuant to written closing escrow instructions, so long as such instructions are consistent with the terms hereof.

(c) Seller Closing Documents. At the Closing, Seller shall execute and deliver to Purchaser the following documents:

(i) An assignment of ground lease in favor of any nominee (the “Transferee”) of Kindred specified in advance by Kindred, in the form attached hereto as Exhibit B (the “Conveyance Document”), executed by Seller;

(ii) A certification of non-foreign status of Seller;

(iii) If needed, a notice to the ground lessor of the assignment of the Seller’s interest in the Ground Lease to the Transferee, executed in counterpart by Seller;

(iv) A Partial Lease Termination Agreement in the form of Exhibit C (the “Termination Agreement”), executed in counterpart by Seller;

(v) If needed, a Termination of Memorandum of Lease in the form of Exhibit D (the “MOL Termination”), executed in counterpart by Seller;

(vi) A duly executed original of the Bill of Sale and Assignment in the form of Exhibit E, in favor of Transferee, or, at the written request of Purchaser, in favor of any affiliate of Kindred and, if and to the extent Seller owns and possesses any of the “Personal Property” referenced therein, Seller shall deliver the same to Kindred or such affiliate(s); and

(vii) An affidavit and officer’s certificate, each in the form attached hereto as Exhibit F.

(d) Purchaser Closing Documents. At the Closing, Purchaser shall execute and deliver, or cause to be executed and delivered, to Seller the following documents:

(i) If needed, a notice to the ground lessor of the assignment of the Seller’s interest in the Ground Lease to the Transferee, executed in counterpart by Transferee;

3

(ii) The Termination Agreement, executed in counterpart by Purchaser; and

(iii) If needed, the MOL Termination, executed in counterpart by Purchaser.

(e) Changes to Master Lease at Closing. At Closing, the Master Lease shall terminate with respect to the Property as described in ARML3, Section 40.16 of the Master Lease and the past practice of Seller and Purchaser. Following the Closing, at the request of either party hereto, the parties hereto shall execute and deliver to one another an Amendment to the Master Lease (the “Master Lease Amendment”) to reflect the changes to the Master Lease described in this Section 8(e).

(f) Amounts to be Paid at Closing. At the Closing, Purchaser shall pay to, or as directed by, Seller, by federally insured wire transfer, the total amount of the Purchase Price and any other amounts for which Purchaser is liable, in connection with the sale of the Property, as provided in ARML3.

(g) Further Assurances. Seller and Purchaser shall, from time to time after Closing, upon request, execute such additional documents as are reasonably necessary to convey, assign and transfer the Property pursuant to this Agreement and otherwise complete the Transactions contemplated by this Agreement, provided that such documents are consistent with the terms of this Agreement, and do not increase Seller’s or Purchaser’s obligations hereunder or subject Seller or Purchaser to additional liability not otherwise contemplated by this Agreement. Additionally, if this Agreement is terminated, either party may request from time to time thereafter confirmation of such termination from the other party, upon which request, the non-requesting party shall promptly confirm to the requesting party in writing (by a recordable instrument if requested by the requesting party) that this Agreement has been terminated.

(h) Cooperation. After the Closing, Purchaser intends to attempt to sell the Property to one or more third parties (any such third party, a “Subsequent Purchaser”). Seller agrees to provide reasonable cooperation to Purchaser with respect to the foregoing transactions, provided and on the conditions that any such cooperation shall (i) be at no cost or expense to Seller, (ii) not expand or increase Seller’s covenants, representations, warranties, indemnities, obligations, duties or liabilities under this Agreement or any document delivered hereunder, (iii) not subject Seller to additional liability, covenants, representations, warranties, indemnities, obligations or duties not otherwise contemplated hereby, and (iv) not require Seller to make any representation, warranty, covenant, agreement or indemnity that is inconsistent with, or broader in scope than, the representations, warranties, covenants, agreements and indemnities contained in this Agreement or the exhibits hereto. Any instrument or document that Seller may be asked to execute and/or deliver under this Section 8(h) shall be in such form as Seller shall deem appropriate, in its sole and absolute discretion.

4

9. Prorations and Adjustments.

Purchaser and Seller hereby acknowledge and agree that there shall be no prorations or adjustments at Closing to the Purchase Price or to any amounts required to be paid at the Closing pursuant to ARML3; provided, however, that without duplication of any other credit Tenant may receive with respect thereto, Seller (as lessor) shall credit Purchaser (as Tenant) for any rent that has been prepaid for the Property under the Master Lease for dates after the date hereof.

10. Closing Costs.

(a) Without limiting the terms of Section 11(c), Purchaser shall be responsible for the payment of (i) the fees and costs of Purchaser’s counsel and investment advisors representing it in connection with the Transactions, (ii) all recording fees, transfer taxes, intangible taxes, documentary stamp taxes and title insurance costs, and all other reasonable out-of-pocket fees, costs and expenses, incurred by either Seller or Purchaser in connection with the Transactions, and (iii) all other amounts for which Purchaser is responsible, in connection with the sale of the Property, as provided in ARML3. At Seller’s request, Purchaser shall pay at Closing all of the fees, taxes, costs and expenses referenced in Section 10(a)(ii) and Section 10(a)(iii) hereof.

11. Remedies.

(a) Purchaser Default.

(i) If Purchaser fails to perform any of its obligations under this Agreement that are required to be performed at or prior to the Closing (including, without limitation, the payment of the balance of the Purchase Price and the payment of any amounts required to be paid by the terms of ARML3) (“Purchaser Default”), then Seller shall have all rights and remedies at law, in equity or under this Agreement, including, without limitation, the right to sue for damages (excluding, however, special, punitive or consequential damages) and the right to specifically enforce the terms of this Agreement (in such regard, Purchaser acknowledges and agrees that specific performance is an appropriate remedy for a Purchaser Default, among other reasons, because, if the parties have entered into this Agreement, it shall be because, pursuant to ARML3, the parties will have unsuccessfully attempted to sell the Property to a third party for a number of years and the sale set forth in this Agreement is the parties’ agreed upon last resort solution to any such previous failure to sell to a third party and to implementing and achieving a sale of the Property by Seller).

(ii) Notwithstanding the foregoing, in the event the Closing hereunder occurs and Purchaser fails to perform an obligation under this Agreement (arising either before or after the Closing) and such obligation expressly survives the Closing pursuant to the terms hereof, then Seller shall have all rights and remedies at law, in equity or under this Agreement, including, without limitation, the right to sue for damages (excluding, however, special, punitive or consequential damages).

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(b) Seller Default.

(i) If Seller fails to perform any of its obligations under this Agreement that are required to be performed at or prior to the Closing (including, without limitation, the delivery of the Conveyance Document), then Purchaser shall have all rights and remedies at law, in equity or under this Agreement, including, without limitation, the right to sue for damages (excluding, however, special, punitive or consequential damages) and the right to specifically enforce the terms of this Agreement (in such regard, Seller acknowledges and agrees that specific performance is an appropriate remedy for a Seller default hereunder, among other reasons, because, if the parties have entered into this Agreement, it shall be because, pursuant to ARML3, the parties will have unsuccessfully attempted to sell the Property to a third party for a number of years and the sale set forth in this Agreement is the parties’ agreed upon last resort solution to any such previous failure to sell to a third party and to implementing and achieving a sale of the Property by Seller).

(ii) Notwithstanding the foregoing, in the event the Closing hereunder occurs and Seller fails to perform an obligation under this Agreement (arising either before or after the Closing) and such obligation expressly survives the Closing pursuant to the terms hereof, then Purchaser shall have all rights and remedies available at law, in equity or under this Agreement, including, without limitation, the right to sue for damages (excluding, however, special, punitive or consequential damages) and the right to specifically enforce the terms of this Agreement (in such regard, Seller acknowledges and agrees that specific performance is an appropriate remedy for a Seller default hereunder).

(c) Collection Costs. If any legal action, arbitration or other similar proceeding is commenced to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to an award of its attorneys’ fees and expenses. The phrase “prevailing party” shall include a party who receives substantially the relief desired whether by dismissal, summary judgment, judgment or otherwise. In the event that Seller is entitled to an award of its attorneys’ fees and expenses pursuant to the terms of this Section 11(c), such award shall be in addition to any damages to which Seller or Purchaser, as applicable, may be entitled pursuant to the terms of Section 11(a) or Section 11(b) above.

(d) Survival.

(i) Closing. None of the terms and conditions of this Agreement shall survive the Closing, except Sections 6, 7, 8(g), 8(h), 9, 10, 11, 12, 13, 14 and 15.

(ii) Termination. None of the terms and conditions of this Agreement shall survive the termination of this Agreement, except Sections 6, 7, 8(g), 8(h), 10, 11, 12, 14(b) and 15.

(e) Relation to Master Lease. Without limitation of Section 14 below, Seller and Purchaser agree that the remedies described in this Agreement, (i) constitute remedies of the parties under this Agreement only in their respective capacities as Seller and Purchaser hereunder, (ii) shall not constitute, or be deemed to constitute, remedies under the Master Lease, (iii) shall not preclude any party to the Master Lease from exercising any right or remedy available to it under any of the Master Lease (even if remedies are enforced or collected upon under this Agreement), and (iv) shall not limit the damage remedies or other rights or remedies

6

of any party to the Master Lease under the Master Lease (even if remedies are enforced or collected upon under this Agreement) and that the determination by Seller or Purchaser of whether or not, based upon the occurrence of certain events or the existence of certain circumstances, a default by the other party has occurred under this Agreement shall be made independently of, and have no bearing or impact upon, the determination by a party to the Master Lease of whether or not, based upon the same events or circumstances, a default by another party to the Master Lease has occurred under the Master Lease.

12. Brokers. Each of Seller and Purchaser represents to the other that it has not engaged or dealt with any broker, finder or investment advisor in connection with the sale of the Property or the other Transactions contemplated by this Agreement. Each of Seller and Purchaser shall indemnify, hold harmless and defend the other, its affiliates, and its and their officers, directors, affiliates, agents and employees, against and from all claims, demands, causes of action, judgments, and liabilities (including, without limitation, reasonable attorneys’ fees and costs) which arise from a breach of such parties’ respective representations and covenants set forth in this Section 12.

13. Casualty and Condemnation. If, prior to Closing, any of the Improvements are damaged or destroyed, or a condemnation proceeding is commenced against any part of the Property (“Casualty or Condemnation”), then at the Closing, Seller shall pay to Purchaser all insurance proceeds and condemnation awards, if any, paid to Seller in connection with such Casualty or Condemnation which have not been used to restore the Property, and Seller shall assign to Purchaser all of its right, title and interest in any insurance proceeds or condemnation awards to be paid to it in connection with the Casualty or Condemnation.

14. Certain Warranties; Disclaimer and Release.

(a) Notwithstanding anything to the contrary contained in this Section 14, the purchase, sale and conveyance of the Property shall be made with the limited warranties to Purchaser contained in the Conveyance Document.

(b) Disclaimer. Purchaser agrees that Purchaser is purchasing the Property in “AS IS”, “WHERE IS”, “WITH ALL FAULTS” condition, and, subject to Section 6 and to Section 14(a), without any warranties, representations or guarantees, either express or implied, of any kind, nature, or type whatsoever from, or on behalf of, Seller. Without in any way limiting the generality of the immediately preceding sentence, Purchaser further acknowledges and agrees that, in entering into this Agreement and closing the Transactions hereunder, subject to Section 6 and to Section 14(a):

(i) Each of Seller and its affiliates, and its and their officers, directors, employees and agents, expressly disclaims, has not made, will not, and does not, make, any warranties or representations, express or implied, with respect to the Property or any portion thereof, the physical condition or repair or disrepair thereof, the value, profitability or marketability thereof or the title thereto, or of any of the appurtenances, facilities or equipment thereon;

7

(ii) Each of Seller and its affiliates, and its and their officers, directors, employees and agents, expressly disclaims, has not made, will not, and does not, make, any warranties, express or implied, of merchantability, habitability or fitness for a particular use;

(iii) As the tenant at the Property, Purchaser has had complete and sole possession of the Property since, at the latest, April 27, 2007, and has accordingly had the opportunity to perform a full investigation of the Property prior to the date hereof, and Purchaser is fully satisfied with its opportunity to investigate the Property prior to the date hereof;

(iv) Purchaser has not relied upon any statement or representation by or on behalf of Seller unless such statement or representation is specifically set forth in this Agreement; and

(v) As of the date hereof, Purchaser has made such legal, factual and other inquiries and investigations as Purchaser has deemed necessary, desirable or appropriate with respect to the Property and the value and marketability thereof and of the appurtenances, facilities and equipment thereof. Such inquiries and investigations of Purchaser are hereby deemed to include, without limitation, the physical components of all portions of the Improvements, the condition of repair of the Property or any portion thereof, such state of facts as a current title report and/or an accurate survey would show or disclose, and the present and future zoning, ordinances, resolutions and regulations of the city, county and state where the Improvements are located.

(c) Release. Without in any way limiting the generality of the preceding Section 14(b), Purchaser specifically acknowledges and agrees that it hereby waives, releases and discharges any claim it has, might have had, or may have, against each of Seller and its affiliates, and its and their officers, directors, employees and agents, relating to, arising out of or with respect to (i) the condition of the Property, either patent or latent, (ii) Purchaser’s ability, or inability, to obtain or maintain temporary or final certificates of occupancy or other licenses for the use or operation of the Improvements, and/or certificates of compliance for the Improvements, (iii) the actual or potential income, or profits, to be derived from the Property, (iv) the real estate, or other, taxes or special assessments, now or hereafter payable on account of, or with respect to, the Property, (v) Purchaser’s ability or inability to demolish the Improvements or otherwise develop the Property, (vi) the environmental condition of the Property, (vii) any default or alleged default by Seller or its affiliates with respect to the Property under any lease pursuant to which Seller leased the Property to Purchaser, including, without limitation, any default or alleged default regarding the granting or withholding of Seller’s consent to any proposed sublease(s) with respect to all or any portion of the Property or the obtaining of any required governmental licenses, permits or approvals in connection with any such proposed sublease(s), or (viii) any other matter relating to the Property (other than the limited warranties contained in the Conveyance Document).

15. General Provisions.

(a) Entire Agreement. This Agreement and exhibits hereto, and ARML3, (i) constitute the entire agreement of Seller and Purchaser with respect to sale of the Property and amendment of the Master Lease with respect to such sale and (ii) supersede all prior or contemporaneous written or oral agreements, whether express or implied, related to the subject matter hereof.

8

(b) Amendments. This Agreement may be amended only by a written agreement executed and delivered by Seller and Purchaser.

(c) Waivers. No waiver of any provision or condition of, or default under, this Agreement by any party shall be valid unless in writing signed by such party. No such waiver shall be taken as a waiver of any other or similar provision or of any future event, act, or default.

(d) Time. Time is of the essence of this Agreement. In the computation of any period of time provided for in this Agreement or by law, the day of the act or event from which the period of time runs shall be excluded, and the last day of such period shall be included, unless it is not a Business Day, in which case it shall run to the next day which is a Business Day. For the purpose of this Agreement, the term “Business Day” means any day other than (i) Saturday, (ii) Sunday, or (iii) any other day when federally insured banks in Chicago, Illinois or New York, New York are required or authorized to be closed.

(e) Unenforceability. In the event that any provision of this Agreement shall be unenforceable in whole or in part, such provision shall be limited to the extent necessary to render the same valid, or shall be excised from this Agreement, as circumstances require, and this Agreement shall be construed as if said provision had been incorporated herein as so limited, or as if said provision has not been included herein, as the case may be.

(f) Assignment. This Agreement may not be assigned by Purchaser or Seller without the prior express written consent of the other party, which consent may be given or withheld in such party’s sole and absolute discretion, except that Purchaser shall have the right to assign this Agreement to one (1) or more designees and designate such designees to take title to the Property at Closing by delivering written notice thereof to Seller (provided that Purchaser shall not be released under this Agreement as a result of such assignment or designation).

(g) Notices. Any notices or other communications permitted or required to be given hereunder shall be in writing, shall be delivered personally, by reputable overnight delivery service, or by fax (provided a hard copy is delivered on the next Business Day by personal delivery or reputable overnight delivery service), and shall be addressed to the respective party as set forth in this Section 15(g). All notices and communications shall be deemed given and effective upon receipt thereof.

To Seller:	Ventas Realty, Limited Partnership
c/o Ventas, Inc.
10350 Ormsby Park Place, Suite 300
Louisville, Kentucky 40223
	Attn:	Legal Department
	Phone:	(502) 357-9020
	Fax:	(502) 357-9001

9

With copies to:	Ventas Realty, Limited Partnership
10350 Ormsby Park Place, Suite 300
Louisville, Kentucky 40223
	Attn:	Lease Administration
	Phone:	(502) 357-9000
	Fax:	(502) 357-9001

and

Barack Ferrazzano Kirschbaum
& Nagelberg LLP
200 W. Madison Street, Suite 3900
Chicago, Illinois 60606
	Attn:	Thomas H. Page, Esq.
	Phone:	(312) 984-3195
	Fax:	(312) 984-3150

To Purchaser:	Kindred Healthcare Operating, Inc.
680 South Fourth Avenue
Louisville, Kentucky 40202-2412
	Attn:	Douglas L. Curnutte
	Phone:	(502) 596-7329
	Fax:	(502) 596-4007

With copies to:	Kindred Healthcare Operating, Inc.
680 South Fourth Avenue
Louisville, Kentucky 40202-2412
	Attn:	Legal Department
	Phone:	(502) 596-7691
	Fax:	(502) 596-4075

and

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attn: Steven G. Horowitz, Esq.
Phone: (212) 225-2580
Fax: (212) 225-3999

(h) Governing Law. This Agreement shall be governed in all respects by the internal laws of the [Commonwealth of Kentucky][Alternative: insert the state where the property is located] without regard to the laws regarding conflicts of laws.

(i) Counterparts. This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of less than all of the

10

parties, and all of which shall be construed together as a single instrument. Executed copies hereof may be delivered by facsimile, email or other electronic means and upon receipt will be deemed originals and binding upon the parties hereto, regardless of whether originals are delivered hereafter.

(j) Construction. Seller and Purchaser agree that each party and its counsel have reviewed and approved this Agreement, and that any rules of construction that provide that ambiguities be resolved against the drafting party shall not be used in the interpretation of this Agreement or any amendments or exhibits hereto. The words “include”, “including”, “includes” and any other derivation of “include” means “including, but not limited to” unless specifically set forth to the contrary. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section, subsection or other subdivision. Headings of sections herein are for convenience of reference only, and shall not be construed as a part of this Agreement. Except to the extent expressly provided otherwise in this Agreement, references to “sections” or “subsections” in this Agreement shall refer to sections and subsections of this Agreement, and references to “exhibits” in this Agreement shall mean exhibits attached to this Agreement.

(k) No Recording. Unless otherwise mutually agreed upon by the parties, neither Purchaser nor Seller shall record this Agreement or any memorandum or other evidence thereof in any public records, and shall not cause or permit any other person to, record this Agreement or any memorandum or other evidence thereof in any public records.

(l) Obligations Joint and Several. Purchaser acknowledges that each entity constituting Purchaser shall be jointly and severally liable for any and all obligations of Purchaser hereunder or under any instrument executed by Purchaser pursuant hereto.

(m) Public Announcement. Seller and Purchaser agree to cooperate with each other to make joint and/or coordinated public announcements disclosing this Agreement and the transactions contemplated hereby.

(n) Form of Payment. All amounts required to be paid by Purchaser to, or as directed by, Seller pursuant to the terms hereof shall, unless otherwise directed by Seller in writing, be paid by federally insured wire transfer of immediately available funds. Payments required by the terms hereof to be made on a particular date shall be deemed to have been timely made if Seller (or any alternate payee designated by Seller) receives such payment in the account specified in the wire transfer instructions, to be provided to Purchaser by Seller, not later than 5:00 p.m. Chicago time on the date specified for such payment.

(o) 1031 Exchange. Each of Purchaser and Seller recognizes and understands that this transaction may be part of a contemplated “like kind” exchange for the other under §1031 of the Internal Revenue Code (the “Exchange”). As such, each agrees to cooperate with the other in effectuating the Exchange, which cooperation may include the execution of documents and the taking of other reasonable action, as is necessary in the opinion of Seller, to accomplish the Exchange; provided, however, that party not doing the

11

Exchange (the “Cooperating Party”) shall not be required to assume any additional expense or liability in connection with, or as part of its cooperation with, the Exchange. The Cooperating Party specifically consents to the other party’s assignment of its rights (but not its obligations) under this Agreement to a qualified intermediary (as defined in Treas. Regs. 1.1031(k)-1(g)(4)) in connection with a possible Exchange. The covenant contained in this Section 15(o) shall survive the Closing and shall not be merged into any instrument of conveyance delivered at Closing.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

12

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

PURCHASER:

KINDRED HEALTHCARE, INC., a Delaware corporation

By:
Name:
Its:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation

By:
Name:
Its:

SELLER:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc.
Its:	Sole General Partner

By:
Name:
Its:

S-1

EXHIBIT A

Land

A-1

EXHIBIT B

[At request of Transferee, this form is to modified to be in a recordable format.]

ASSIGNMENT AND ASSUMPTION OF GROUND LEASE

This Assignment and Assumption of Ground Lease (“Assignment”) is made and entered into this      day of             , 20    , by and between Ventas Realty, Limited Partnership, a Delaware limited partnership (“Assignor”) and                                           (“Assignee”).

R E C I T A L S:

WHEREAS, Assignor, Assignee and Kindred Healthcare, Inc. entered into that certain Agreement for Sale of Real Estate, dated as of             , 20     (the “Agreement”) whereby Assignor agreed to sell, transfer, and assign to Assignee, and Assignee agreed to purchase and assume from Assignor, all of Assignor’s right, title, and interest, if any, in and to, among other properties, the real property listed on Exhibit A hereto (the “Premises”); and

WHEREAS, Assignor or its predecessor and [name of ground lessor] (“Ground Lessor”) entered into that certain [name of ground lease] dated [date of ground lease] (the “Ground Lease”); and

WHEREAS, in connection with the consummation of the transactions contemplated under the Agreement, Assignor and Assignee desire to execute this Assignment.

NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. The foregoing recitals are hereby incorporated as if fully rewritten and restated in the body of this Assignment.

2. Assignor hereby sells, transfers and assigns to Assignee all of its right, title and interest, if any, in, to and under the Ground Lease. This Assignment is executed and delivered by Assignor on a quitclaim basis and with no warranty of any kind or nature, except that Assignor warrants to Assignee that, at the time of this assignment, Assignor was the holder of the ground leasehold interest created by the Ground Lease, free and clear of any mortgage or other lien securing borrowed indebtedness of Assignor.

3. From and after the date hereof, Assignee has assumed and shall be responsible for and shall perform all of those obligations imposed on the lessee or tenant under the Ground Lease that accrue from and after the date hereof (including, without limitation, the payment of any ground rent directly to Ground Lessor). Assignee agrees to and hereby does protect, indemnify, defend and hold Assignor, its partners and their respective partners, officers, directors and shareholders, harmless from any and all damages, costs, attorneys’ fees, expenses, obligations, losses, penalties, liabilities and claims that any or all of such indemnified parties suffer or incur as a result of, or arising out of the breach by Assignee of (or the Assignee’s failure to timely perform) any or all of the obligations imposed on the lessee or the tenant under the Ground Lease that accrue on or after the date of this Assignment.

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be duly executed this      day of             , 20    .

ASSIGNOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc.
Its:	Sole General Partner

By:
Name:
Its:

ASSIGNEE:

, a

By:
Name:
Its:

EXHIBIT A TO ASSIGNMENT AND

ASSUMPTION OF GROUND LEASE

THE PREMISES

EXHIBIT C

Partial Lease Termination Agreement

MASTER LEASE NO. [    ] PARTIAL LEASE TERMINATION AGREEMENT [(#    )]

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

MASTER LEASE NO. [    ] PARTIAL LEASE TERMINATION AGREEMENT [(#    )]

THIS MASTER LEASE NO. [    ] PARTIAL LEASE TERMINATION AGREEMENT (hereinafter this “Agreement”) is dated as of the      day of             , 20    , and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”), having an office at 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant entered into a certain [            ] Amended and Restated Master Lease Agreement No. [    ] dated as of [            ] (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”), demising to Tenant certain properties.

B. Lessor and Tenant desire to terminate the Lease as it applies to certain of the Leased Properties demised pursuant to the Lease, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. Partial Lease Termination. Effective as of the date hereof, the Lease shall terminate with respect to the Leased Property described on Exhibit A attached to and made a part of this Agreement in accordance with the terms of Section 40.16 of the Lease and the terms of that certain Agreement Regarding Master Leases No. 3 dated November     , 2016 relating to the Lease, and Tenant shall remain obligated to perform all of its indemnification obligations and other liabilities and obligations under the Lease that survive such termination in accordance with the terms of ARML3 and such Section 40.16, Section 24.1 of the Lease and any other applicable provisions of the Lease.

3. No Other Amendments. Except as provided in this Agreement, the Lease (including the aforesaid ARML3) remains in full force and effect without modification.

4. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

5. Integrated Agreement; Modifications; Waivers. This Agreement and the aforesaid ARML3 constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior representations, understandings and agreements, whether written or oral. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

6. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

7. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

8. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

9. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a
Delaware corporation formerly known as
Vencor, Inc.

By:
Name:
Title:

KINDRED HEALTHCARE OPERATING,
INC., a Delaware corporation formerly known
as Vencor Operating, Inc.

By:
Name:
Title:

LESSOR:

VENTAS REALTY, LIMITED
PARTNERSHIP, a Delaware limited
partnership

By:	Ventas, Inc., a Delaware corporation,
its general partner

By:
Name:
Title:

Acknowledgments

STATE OF	)
)
COUNTY OF	)

This      day of             , 20    , personally came before me                                         , a Notary Public in and for said County and State,                                         , who being by me duly sworn, says that he is the                                          of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                                          acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this      day of             , 20    .

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

STATE OF	)
)
COUNTY OF	)

This      day of             , 20    , personally came before me                                         , a Notary Public in and for said County and State,                                         , who being by me duly sworn, says that he is the                                          of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                                          acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this      day of             , 20    .

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

STATE OF	)
)
COUNTY OF	)

This      day of             , 20    , personally came before me                                         , a Notary Public in and for said County and State,                                         , who being by me duly sworn, says that he/she is the                                          of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him/her on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said                                          acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

WITNESS my hand and notarial stamp/seal this      day of             , 20    .

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

[THE FOLLOWING JOINDER AND RELATED ACKNOWLEDGEMENT SHALL ONLY BE

INCLUDED IN A PARTIAL TERMINATION RE: ANY ML5 SITE]

Joinder

The undersigned, VENTAS, INC., a Delaware corporation, hereby joins in the foregoing Agreement for the sole purpose of acknowledging and approving the amendment to the Lease as set forth in this Agreement.

VENTAS, INC., a Delaware corporation

By:

Name:

Its:

STATE OF	)

COUNTY OF	)

This      day of             , 2016, personally came before me                                         , a Notary Public in and for said County and State,                                         , who being by me duly sworn, says that he/she is the                                          of VENTAS, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him/her on behalf of such corporation by its authority duly given. And the said                                          acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this      day of             , 2016.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

Exhibit A

EXHIBIT D

Termination of Memorandum of Lease

This instrument was prepared by

and after recording should be

returned to:

Thomas H. Page, Esq.

Barack Ferrazzano Kirschbaum &

Nagelberg LLP

200 West Madison Street, Suite 3900

Chicago, Illinois 60606

TERMINATION OF MEMORANDUM OF LEASE

This Termination of Memorandum of Lease (the “Termination”) is to be effective as of the      day of             , 20     (the “Effective Date”), and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (“Lessor”) having an office at 353 N. Clark Street, Suite 3300, Chicago, Illinois 60654 and which is the successor in interest to each person or entity that was heretofore a lessor or landlord under the “Lease” referenced below, KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor Healthcare, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant, or their respective predecessors in interest, are parties to the lease (as amended from time to time, the “Lease”) which is referenced in the “Memorandum” (as defined below), and such Lease relates or related to (i) the real property described on Exhibit A attached hereto and made a part hereof, together with the improvements thereon (the “Premises”), which Premises are commonly known as                                         , and (ii) multiple other properties. As used in this Termination, the term “Memorandum” means and refers to that certain Memorandum of Lease dated as of                      by and among Lessor and Tenant and recorded on                      in the Office of                      for                      County,                      as                      at                     , page     .

B. The Lease has been terminated with respect to the Premises, and Lessor and Tenant accordingly desire to have the Memorandum terminated and released of record.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1.	Lessor and Tenant hereby terminate and release the Memorandum.

2.	This Termination is being executed and recorded solely to give notice that the Lease has been terminated with respect to the Premises, and to terminate the Memorandum and release said Memorandum of record.

3.	This Termination may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year above referenced.

TENANT:

KINDRED HEALTHCARE, INC., a
Delaware corporation formerly known as
Vencor Healthcare, Inc.

By:
Name:
Title:

TENANT:

KINDRED HEALTHCARE OPERATING,
INC., a Delaware corporation formerly known
as Vencor Operating, Inc.

By:
Name:
Title:

LESSOR:

VENTAS REALTY, LIMITED
PARTNERSHIP, a Delaware limited
partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

By:
Name:
Title:

COMMONWEALTH/STATE OF	)
)
COUNTY OF	)

On this      day of             , 20    , before me appeared                                         , to me personally known, who, being by me duly sworn (or affirmed), did say that he/she is the                                          of Kindred Healthcare, Inc., a Delaware corporation, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said                                          acknowledged said instrument to be the free act and deed of said corporation.

[Seal]

[Name]
Notary Public

COMMONWEALTH/STATE OF	)
)
COUNTY OF	)

On this      day of             , 20    , before me appeared                                         , to me personally known, who, being by me duly sworn (or affirmed), did say that he/she is the                                          of Kindred Healthcare Operating, Inc., a Delaware corporation, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said                                          acknowledged said instrument to be the free act and deed of said corporation.

[Seal]

[Name]
Notary Public

COMMONWEALTH/STATE OF	)
)
COUNTY OF	)

On this      day of             , 20    , before me appeared                                         , to me personally known, who, being by me duly sworn (or affirmed), did say that he/she is the                                          of Ventas, Inc., a Delaware corporation and the sole general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said                                          acknowledged said instrument to be the free act and deed of said corporation on behalf of said limited partnership.

[Seal]

[Name]
Notary Public

EXHIBIT A

Legal Description

EXHIBIT E

BILL OF SALE AND ASSIGNMENT

FOR VALUE RECEIVED, Ventas Realty, Limited Partnership, a Delaware limited partnership (“Seller”), hereby transfers and assigns to                     , a                      (“Purchaser”), all of Seller’s right, title and interest, if any, in the following (collectively, the “Personal Property”): (a) the tangible personal property located on the land described in Exhibit A attached hereto and made a part hereof (the “Land”) or in any buildings, structures, fixtures or other improvements located on the Land (the “Improvements”); (b) all transferable warranties or guaranties held by Seller, to the extent relating to the Land or the Improvements, including, without limitation, any construction related warranties or guaranties held by Seller; (c) to the extent assignable, all licenses, certificates, authorizations, approvals, building permits, and other applicable permits and licenses issued by any governmental authority and held by Seller, to the extent relating to the ownership (as opposed to the operation or occupancy) of the Land or the Improvements; (d) all plans and specifications (including architectural, mechanical, plumbing, landscaping, engineering, and electrical plans and specifications), zoning files, drawings, working drawings, plans, site plans, mechanical drawings, and specifications related to the construction or landscaping of the Improvements that Seller owns and has in its possession; and (e) any pending challenges relating to property taxes assessed against the Land or Improvements and any property tax refunds for previous years’ property tax payments.

This Bill of Sale and Assignment is delivered pursuant to the terms of that certain Agreement for Sale of Real Estate dated as of             , 20     between Seller and Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc. (the “Sale Agreement”). The Personal Property, if any, is transferred in “AS IS”, “WHERE IS”, “WITH ALL FAULTS” condition, and without any warranties, representations or guarantees, either express or implied, of any kind, nature, or type whatsoever from, or on behalf of, Seller, and otherwise in accordance with the terms of the Sale Agreement, except that Seller warrants to Purchaser that its right, title and interest, if any, in the Personal Property is not encumbered by any lien or security interest securing borrowed indebtedness of Seller.

[Signature Page Follows]

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IN WITNESS WHEREOF, Seller has executed this Bill of Sale and Assignment as of the      day of             , 20    .

SELLER:

VENTAS REALTY, LIMITED
PARTNERSHIP, a Delaware limited
partnership

By:	Ventas, Inc.
Its:	Sole General Partner

By:
Name:
Its:

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EXHIBIT F

FORM OF SELLER’S AFFIDAVIT

AFFIDAVIT

For Extended Coverage

(Partnership)

TO BE SIGNED BY SELLER OR MORTGAGOR IN CONNECTION WITH A TITLE INSURANCE POLICY TO BE ISSUED BY:

First American Title Insurance Company

STATE OF:

COUNTY OF:

DATE:             , 20

BEFORE ME, the undersigned authority, personally appeared                     , who being by me first duly sworn, deposes and says, subject to the limitations contained in paragraph 2 below:

1.	That he/she is of Ventas, Inc., the sole general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership (the “Partnership”); and that he/she has the authority to make this Affidavit on behalf of said general partner, in its capacity as the general partner of said Partnership.

2.	That, according to, and based solely upon, a title insurance policy or policies previously issued to the Partnership by First American Title Insurance Company, the Partnership owns the property described in the commitments described on “Schedule A” attached hereto (collectively, the “Commitment”), provided, however, that, notwithstanding anything to the contrary in this Affidavit, affiant and the Partnership shall not be responsible or held liable for any error in any such policy or policies or any error in this Affidavit caused by any error in any such policy or policies or for any other matter insured against by the terms of any such policy or policies.

3.	That the above described property is free and clear of any mortgage or other lien securing borrowed indebtedness of the Partnership, excepting those referred to in the above-referenced Commitment for Title Insurance.

4.	That, to the best of affiant’s actual knowledge, no judgment or decree has been entered against the Partnership in any court of this state or the United States which remains unsatisfied.

5.	That, to the best of affiant’s actual knowledge, there are no matters pending against the Partnership that could give rise to a lien that would attach to the above-described property between the latest certification date of the commitment and the earlier of or the recording of the interest of the purchaser, lender or lessee, and that, during such period, the Partnership has not and will not by its actions create or suffer to exist any lien or encumbrance against the above described property (not including any of the same created or suffered to exist due to the actions of the Partnership’s tenants, Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc. or persons or entities claiming through them) or execute any instrument that would adversely affect the title or interest to be insured other than instruments to effectuate the closings in connection with which this Affidavit is given.

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7.	That this Affidavit is also made for the purpose of inducing First American Title Insurance Company to insure the title of said purchaser, lender or lessee.

8.	That Ventas, Inc. is the sole general partner of the Partnership.

9.	Affiant further states that he/she is familiar with the nature of an oath and with the penalties, as provided by the laws of the State aforesaid, for falsely swearing to statements made in an instrument of this nature. Affiant further certifies that he/she has read the full facts of this Affidavit and understands its meaning.

10.	Affiant hereby certifies that:

a)	The Partnership is not a foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

b)	The Partnership’s U.S. Taxpayer Identification number is: 61-1324573.

c)	The Partnership’s office address is: .

d)	The undersigned understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

Ventas Realty, Limited Partnership

By:	Ventas, Inc., its general partner

By:
Name:
Its:

STATE OF

COUNTY OF

The foregoing instrument was acknowledged, sworn to and subscribed before me this      day of             , 20    , by                     , as                      of Ventas, Inc., a Delaware corporation, as the general partner on behalf of Ventas Realty, Limited Partnership, a Delaware limited partnership. He/she is personally known to me or has produced as identification.

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(Signature of Acknowledger)

(Typed Name of Acknowledger - Title or Rank)

My commission expires: (Seal)

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OFFICER’S CERTIFICATE

I,                                         , the                                          of VENTAS, INC., a Delaware corporation (the “Company”), DO HEREBY CERTIFY as follows:

1.	The Company is the sole general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (“Ventas LP”).

2.	There has been no amendment to the of Ventas LP dated as of , which agreement is in full force and effect on the date hereof, except .

3.	Attached hereto as Exhibit A is a true and correct copy of resolutions duly adopted by unanimous written consent of the Board of Directors of the Company on , 20 , with respect to the execution, delivery and performance by each of the Company and Ventas LP of the Agreement for Sale of Real Estate, among Ventas LP, [Kindred Healthcare, Inc., and Kindred Healthcare Operating, Inc.] Said resolutions have not been amended, annulled, rescinded or revoked and are still in full force and effect. Said unanimous written consent has been filed with the minutes of the Board of Directors of the Company.

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WITNESS my hand as of this      day of             , 20    .

Name:
Title:	of Ventas, Inc., as general partner of Ventas Realty, Limited Partnership

SUBSCRIBED AND SWORN TO
before me this day of , 20 .

My Commission Expires:

Notary Public

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